Exhibit 10.22

TRUST AGREEMENT

dated as of August 4, 2004

among

MORTGAGEIT, INC.,
as a Depositor

and

MORTGAGEIT HOLDINGS, INC.,
as a Depositor

and

WILMINGTON TRUST COMPANY,
as Owner Trustee

MORTGAGEIT SPV I

i

SECTION 7.2.	Further Assurances by the Owner Trustee upon Termination.
SECTION 7.3.	Insolvency of a Certificateholder
SECTION 7.4.	Event of Default

ARTICLE VIII SUCCESSOR OWNER TRUSTEES, CO-OWNER TRUSTEES AND SEPARATE OWNER TRUSTEES

SECTION 8.1.	Resignation of the Owner Trustee; Appointment of Successor
SECTION 8.2.	Co-Trustees and Separate Trustee
SECTION 8.3.	Notice

ARTICLE IX SUPPLEMENTS AND AMENDMENTS

SECTION 9.1.	Supplements and Amendments
SECTION 9.2.	Limitation on Amendments
SECTION 9.3.	Additional Amendment Provisions

ARTICLE X REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE DEPOSITOR

SECTION 10.1.	Representations and Warranties of the Depositor
SECTION 10.2.	Accrued Interest, Etc.
SECTION 10.3.	Additional Covenants of the Depositors

ARTICLE XI TRANSFER OF INTEREST OF THE OWNER TRUST CERTIFICATES

SECTION 11.1.	Registration of Transfer and Exchange of Owner Trust Certificates
SECTION 11.2.	Mutilated, Destroyed, Lost or Stolen Owner Trust Certificates
SECTION 11.3.	Persons Deemed Owners
SECTION 11.4.	Access to Names and Addresses
SECTION 11.5.	Actions of Certificateholders
SECTION 11.6.	Transferee’s Agreement

ARTICLE XII MISCELLANEOUS

SECTION 12.1.	No Legal Title to Trust Estate in the Certificateholder
SECTION 12.2.	Action by the Owner Trustee is Binding
SECTION 12.3.	Limitation on Rights of Others
SECTION 12.4.	Notices
SECTION 12.5.	Severability
SECTION 12.6.	Limitation on the Depositors’ and the Certificateholders’ Respective Liability
SECTION 12.7.	Separate Counterparts
SECTION 12.8.	Successors and Assigns
SECTION 12.9.	Headings
SECTION 12.10.	Governing Law
SECTION 12.11.	Administration of Trust.
SECTION 12.12.	Performance by the Depositor or the Administrator
SECTION 12.13.	No Implied Waiver

ii

SECTION 12.14.	Third Party Beneficiary
SECTION 12.15.	References
SECTION 12.16.	UBS Cash Account

Exhibit A-1	Form of REIT Certificate

Exhibit A-2	Form of TRS Certificate

Exhibit B-1	Form of Transferor Certificate

Exhibit B-2	Form of Transferee Certificate

Exhibit C-1	Form of Transfer Affidavit

Exhibit C-2	Form of Transferor Affidavit

iii

TRUST AGREEMENT

THIS TRUST AGREEMENT, dated as of August 4, 2004 (the “Agreement”), by and among MORTGAGEIT, INC., a New York corporation (“MortgageIT”), MORTGAGEIT HOLDINGS, INC., a Maryland corporation (“MortgageIT Holdings”, and together with MortgageIT, the “Depositors” (and each individually, a “Depositor”)), and WILMINGTON TRUST COMPANY, a Delaware banking corporation acting hereunder not in its individual capacity but solely as Owner Trustee (the “Owner Trustee”).

W I T N E S S E T H:

WHEREAS, the Depositors desire to form the trust to be created hereby (the “Trust”), which trust shall have two series (as such term is used in Section 3806(b)(2) of the Statutory Trust Statute) and such series shall be referred to herein as “Sub-Trusts”.

WHEREAS, MortgageIT Holdings, as a Depositor, desires to form the sub-trust created hereby (the Trust acting with respect to such Sub-Trust, the “REIT Sub-Trust”) for the purpose of (i) accepting from such Depositor, and holding for the benefit of the holders of the REIT Certificates, the REIT Trust Estate; (ii) issuing pursuant to a Note Purchase and Security Agreement, dated as of the date hereof between the REIT Sub-Trust, UBS and each Person party thereto as a Purchaser or a Noteholder (as amended from time to time, the “Note Purchase Agreement”) promissory notes (the “Notes”), secured by, among other things, a lien on the certain mortgage loans pledged pursuant to the Note Purchase Agreement; (iii) issuing certificates evidencing beneficial ownership interests in the REIT Sub-Trust (such certificates, the “REIT Certificates”); (iv) consummating certain transactions contemplated by, and performing under, the Trust Documents and (v) engaging in certain activities incidental to the foregoing.

WHEREAS, MortgageIT, as a Depositor, desires to form the Sub-Trust to be created hereby (the Trust acting with respect to such Sub-Trust, the “TRS Sub-Trust”) for the purpose of (i) accepting from the Depositor, and holding for the benefit of the holders of the TRS Certificates, the TRS Trust Estate; (ii) entering into a Mortgage Loan Repurchase Agreement, dated as of the date hereof between the TRS Sub-Trust and UBS (as amended from time to time, the “Loan Repurchase Agreement”), a Mortgage Loan Purchase Agreement, dated as of the date hereof between the TRS Sub-Trust and UBS (as amended from time to time, the “Loan Purchase Agreement”), and a Mortgage Loan Participation Agreement, dated as of the date hereof between the TRS Sub-Trust and UBS (as amended from time to time, the “Loan Participation Agreement”), (iii) issuing certificates evidencing beneficial ownership interests in the TRS Sub-Trust (such certificates, the “TRS Certificates” and, together with the REIT Certificates, the “Owner Trust Certificates” or the “Certificates”), (iv) consummating certain transactions contemplated by, and performing under, the Trust Documents and (v) engaging in certain activities incidental to the foregoing.

WHEREAS, Wilmington Trust Company, a Delaware banking corporation, is willing to act as Owner Trustee hereunder (in its individual capacity, the “Bank”, and solely in its capacity as Owner Trustee hereunder, with its successors in interest in such capacity and its permitted assigns, the “Owner Trustee”) and to accept the Trust created hereby.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

All capitalized terms used herein and not otherwise defined, unless the context otherwise requires, shall have the meanings set forth below or in the Definitions List attached as Schedule 1 to the Loan Sale Agreement, dated as of August 4, 2004, among MortgageIT, MortgageIT Holdings and the Trust.  In the event that a capitalized term used herein is defined both in this Agreement and in the Definitions List, the definition appearing herein shall control.

“Agreement” shall mean this Trust Agreement, as the same may be amended or supplemented from time to time.

“Applicant” shall have the meaning specified in Section 11.4 of this Agreement.

“Bank” shall have the meaning assigned to that term in the preamble above.

“Officers’ Certificate” shall mean a certificate signed on behalf of the applicable entity by two officers, one of whom shall be the Chairman of the Board, the Vice Chairman of the Board, the President, any Vice President or Managing Director, an Assistant Vice President or any other authorized officer (however denominated) and the other of which shall be by the Treasurer, the Secretary, one of the Assistant Treasurers or Assistant Secretaries, or, in either case, another officer customarily performing functions similar to those performed by any of the above designated officers or, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject; provided, however, that with respect to the Trust, such certificate may be signed on behalf of the Trust by an authorized signatory of the Owner Trustee or the Administrator.

“Plan” shall have the meaning specified in Section 11.1(c) of this Agreement.

“Record Date” shall mean, with respect to the Owner Trust Certificates for any Payment Date, the last Business Day of the month immediately preceding such Payment Date.

“Responsible Officer” shall mean any officer of the Owner Trustee assigned to the Corporate Trust Office with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject, and, in the case of any certification required to be signed by a Responsible Officer, such an officer whose name appears on a list of corporate trust officers furnished to each Depositor and UBS by the Owner Trustee, as such list may from time to time be amended.

“Transfer” shall mean any direct or indirect transfer or other form of assignment of any Owner Trust Certificate.

ARTICLE II

AUTHORITY TO EXECUTE AND PERFORM VARIOUS DOCUMENTS;
DECLARATION OF STATUTORY TRUST BY THE BANK

SECTION 2.1.        Declaration of Statutory Trust by the Bank.  The Trust will be known as “MortgageIT SPV I”, in which name the Owner Trustee may conduct the affairs of the Trust.  Wilmington Trust Company is hereby appointed to hold and agrees to hold the Trust Estate as Owner Trustee in trust upon the terms and conditions and for the use and benefit of the Certificateholders as herein set forth.

It is the intention of the parties hereto that the trust created by this Agreement constitute a “statutory trust” under the Statutory Trust Statute (defined below) and that this Agreement constitute the governing instrument of such statutory trust.  This Declaration of Statutory Trust is not intended to create a partnership, a joint-stock association, a “taxable mortgage pool” or any association taxable as a corporation for federal income tax purposes.  On the date hereof, the Owner Trustee shall file the Certificate of Trust required by Section 3810(a) of the Statutory Trust Statute, in the office of the Secretary of State of the State of Delaware (the “Certificate of Trust”).  It is the further intention of the parties that the trust created under this Agreement be a “series trust” within the meaning of Section 3806(b)(2) of the Statutory  Trust Statute and have two series of the Trust within the meaning of Section 3806(b)(2) of the Statutory Trust Statute (each a “Sub-Trust” of the Trust).  As such, separate and distinct records shall be maintained by the Administrator on behalf of the Trust for each Sub-Trust, and each Sub-Trust shall be held and accounted for by the Administrator on behalf of the Trust separately from the other Sub-Trust.  The debts, liabilities, obligations and expenses incurred, contracted for, or otherwise existing with respect to a particular Sub-Trust shall be enforceable against the related Sub-Trust Estate only and not against the assets of the Trust generally, or the assets of the other Sub-Trust.  None of the debts, liabilities, obligations and expenses incurred, contracted for, or otherwise existing with respect to a particular Sub-Trust shall be enforceable against the assets of the other Sub-Trust.  Effective as of the date hereof, the Owner Trustee shall have all the rights, powers and duties set forth herein and in the Statutory Trust Statute with respect to accomplishing the purposes of the Trust.  For purposes of this Declaration of Statutory Trust, “Statutory Trust Statute” means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. § 3801 et seq. as the same may be amended or supplemented from time to time.

SECTION 2.2.        Transfer of Trust Estate to Owner Trustee.  (a)  Effective as of the date hereof, MortgageIT Holdings hereby assigns, transfers, and otherwise conveys to, and deposits with, the REIT Sub-Trust, the REIT Trust Estate, and MortgageIT hereby assigns, transfers, and otherwise conveys to, and deposits with, the TRS Sub-Trust, the TRS Trust Estate, such conveyances to be made in exchange for the related Owner Trust Certificates.

In connection with such transfer and assignment, MortgageIT shall deliver to, and deposit with the TRS Sub-Trust, and MortgageIT Holdings shall deliver to, and deposit with the REIT Sub-Trust, the documents or instruments with respect to each Mortgage Loan so transferred and assigned in accordance with Section 2 of the Custodial Agreement.

(b)           The conveyance of the assets constituting the related TRS Sub-Trust Estate by MortgageIT as contemplated hereby is absolute and is intended by the parties to constitute a sale of the assets constituting the TRS Sub-Trust Estate by MortgageIT to the TRS Sub-Trust.  The conveyance of the assets constituting the related REIT Sub-Trust Estate by MortgageIT Holdings as contemplated hereby is absolute and is intended by the parties to constitute a sale of the assets constituting the REIT Sub-Trust Estate by MortgageIT Holdings to the REIT Sub-Trust.  Further, it is not intended that either conveyance be deemed a pledge of security for a loan.  If either conveyance is deemed to be a pledge of security for a loan, however, each Depositor intends that the rights and obligations of the parties to such loan shall be established pursuant to the terms of this Agreement.  MortgageIT also intends and agrees that, in such event, (i) this Agreement shall constitute a security agreement under applicable law, and (ii) MortgageIT shall be deemed to have granted to the TRS Sub-Trust a first priority security interest in such Depositor’s entire right, title and interest in and to the assets constituting the TRS Sub-Trust Estate.  MortgageIT Holdings also intends and agrees that, in such event, (i) this Agreement shall constitute a security agreement under applicable law, and (ii) MortgageIT Holdings shall be deemed to have granted to the REIT Sub-Trust a first priority security interest in such Depositor’s entire right, title and interest in and to the assets constituting the REIT Sub-Trust Estate.  Each Depositor shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the related Sub-Trust Estate, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the life of this Agreement.

(c)           The TRS Sub-Trust hereby acknowledges the receipt by it of the TRS Sub-Trust Estate and such other documents and instruments referenced above, and declares that it holds and will hold the TRS Sub-Trust Estate and such documents and instruments and that it holds and will hold all other assets and documents to be included in the TRS Sub-Trust Estate, in trust for the exclusive use and benefit of the respective present and future Holders of the TRS Certificates.  The REIT Sub-Trust hereby acknowledges the receipt by it of the REIT Sub-Trust Estate and such other documents and instruments referenced above, and declares that it holds and will hold the REIT Sub-Trust Estate and such documents and instruments and that it holds and will hold all other assets and documents to be included in the REIT Sub-Trust Estate, in trust for the exclusive use and benefit of the respective present and future Holders of the REIT Certificates.

(d)           Except as expressly provided in Section 7.1, neither Depositor nor any Certificateholder shall be able to revoke the Trust established hereunder.  Except as provided in Sections 2.3, and 7.1 hereof, the Owner Trustee shall not assign, sell, dispose of or transfer any interest in, nor may either Depositor or any Certificateholder withdraw from the Trust, the assets constituting the Trust Estate.

(e)           Pursuant to Section 2.01 of the Loan Sale Agreement, MortgageIT, as a seller under the Loan Sale Agreement, may make capital contributions to the TRS Sub-Trust in connection with each sale of TRS Mortgage Loans and MortgageIT Holdings, as a seller under the Loan Sale Agreement, may make capital contributions to the REIT Sub-Trust in connection with each sale of REIT Mortgage Loans, in each case, in an amount specified in Section 2.01 of the Loan Sale Agreement.

SECTION 2.3.        Authority to Execute and Perform Various Documents.  The Trust shall have the power and authority, and each Depositor hereby authorizes and directs the Owner Trustee on behalf of the Trust or (in the case of tax administration matters, its agent), (i) to execute and deliver the Trust Documents to which the Trust is a party and all other agreements, documents, instruments and certificates contemplated to be executed and delivered by the Trust pursuant to the Trust Documents, including, but not limited to the letter agreement dated as of August 4, 2004 from GMAC Mortgage Corporation and acknowledged by the Trust, MortgageIT, MortgageIT Holdings and UBS Real Estate Securities, Inc. and, pursuant to the terms of the Note Purchase Agreement, to execute, issue and deliver to UBS the Notes in the form provided to the Owner Trustee by the Administrator; (ii) to execute and deliver the REIT Certificates to MortgageIT Holdings and the TRS Certificates to MortgageIT; (iii) as and to the extent provided in the Note Purchase Agreement, to pledge the REIT Trust Estate as security for repayment of the Notes and, in connection therewith, to deliver (or cause to be delivered) to UBS each of the documents and instruments provided for in the Note Purchase Agreement; (iv) as and to the extent provided in the Loan Repurchase Agreement, the Loan Purchase Agreement and the Loan Participation Agreement, to sell the TRS Trust Estate under such agreements and, in connection therewith, to deliver (or cause to be delivered) to UBS each of the documents and instruments provided for in the Loan Repurchase Agreement, the Loan Purchase Agreement and the Loan Participation Agreement; (v) to take whatever action shall be required to be taken by the Trust by the terms of, and exercise its rights and perform its duties under, each of the documents, agreements, instruments and certificates referred to in clauses (i) through (iv) above as set forth in such documents, agreements, instruments and certificates and (vi) subject to the terms of this Agreement, to take such other action in connection with the foregoing as the Certificateholders may from time to time direct; provided, however, that the Owner Trustee shall have no duty to perform the obligations of the Trust except as expressly set forth in this Agreement and provided, further, that upon written notice from UBS of the occurrence and continuation of a default or an Event of Default under any of the Facility Agreements, the Owner Trustee will no longer take direction from the Certificateholders and shall instead take direction from UBS until written notice from UBS to the contrary.  The parties agree that compliance by the Owner Trustee with instruction from UBS as contemplated under this Trust Agreement shall not constitute a violation of the Owner Trustee’s duties to the Certificateholders.  Further, in no event shall the Owner Trustee be deemed to owe any fiduciary duties to UBS.

SECTION 2.4.        Execution and Delivery of Owner Trust Certificates.  (a) The Owner Trustee on behalf of the Trust shall, on the date hereof execute and cause to be authenticated and delivered to or upon the order of (i) MortgageIT Holdings, as a Depositor, the REIT Certificates evidencing the entire beneficial ownership of the REIT Sub-Trust and (ii) MortgageIT, as a Depositor, the TRS Certificates evidencing the entire beneficial ownership of the TRS Sub-Trust.  The Owner Trust Certificates shall evidence separate beneficial ownership interests in each of the two Sub-Trusts of the Trust and the related Sub-Trust Estates.  The rights of the Certificateholders to receive distributions from the proceeds of the Trust in respect of the Owner Trust Certificates shall be as set forth in this Agreement.

(b)           The Owner Trust Certificates will be substantially in the forms attached hereto as Exhibit A-1 and Exhibit A-2; provided, however, that any of the Owner Trust Certificates may at the request of any Certificateholder be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, consistent with the provisions of this Agreement, as may be required to comply with any law or with rules or regulations pursuant thereto, or with the rules of any securities market in which the Owner Trust Certificates are admitted to trading, or to conform to general usage.

(c)           Each Owner Trust Certificate may be printed or be in typewritten or similar form, and each Owner Trust Certificate shall, upon original issue, be executed by the Owner Trustee and authenticated by the Certificate Registrar and delivered to or upon the order of the related Depositor.  All Owner Trust Certificates shall be executed by manual signature on behalf of the Trust by an authorized officer of the Owner Trustee, not individually, but solely as Owner Trustee hereunder. Owner Trust Certificates bearing the signatures of individuals who were at any time the proper officers of the Owner Trustee shall bind the Trust, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of such Owner Trust Certificates or did not hold such offices at the date of such Owner Trust Certificates.  No Owner Trust Certificates shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Owner Trust Certificate a certificate of authentication in the form set forth on the signature page of the form of Owner Trust Certificates attached as Exhibit A, executed by the Certificate Registrar by manual signature, and such certificate of authentication upon any Owner Trust Certificate shall be conclusive evidence, and the only evidence, that such Owner Trust Certificate has been duly authenticated and delivered hereunder.  All Owner Trust Certificates shall be dated the date of their authentication.

SECTION 2.5.        Activities of the Trust.  It is the intention of the parties hereto that the Trust shall not engage in any business or activities other than in connection with, or relating to, the purposes specified in Section 2.3. The operations of the Trust will be conducted in accordance with the following standards (and each Depositor hereby agrees to use its best efforts to cause the operations of the Trust to be conducted in accordance herewith):

(i)            The Trust will observe all procedures required by this Agreement.

(ii)           Except as otherwise provided in Sections 4.1 and 4.3, the business and affairs of the Trust will be managed by or under the direction of the Administrator or the Owner Trustee.  Except as otherwise expressly provided in this Agreement and in the case of MortgageIT acting as the Administrator, neither Depositor, in such capacity, will have any authority to act for, or to assume any obligation or responsibility on behalf of, the Trust.

(iii)          The Administrator will keep for each Sub-Trust correct and complete books and records of accounts and minutes of the meetings and other proceedings of such Sub-Trust, separate from those of the other Sub-Trust, each Depositor or any subsidiary, affiliate or separate account of each Depositor.  Any such resolutions, agreements and other instruments will be continuously maintained by the Administrator as official records of the Trust.

(iv)          Each of the Depositors and each Sub-Trust will provide for its own operating expenses and liabilities from its own funds.  General overhead and administrative expenses of each Sub-Trust will not be charged or otherwise allocated to either Depositor (except indirectly, insofar as such Depositor owns the respective Owner Trust Certificate) or the other Sub-Trust and such expenses of either Depositor will not be charged or otherwise allocated to the Trust or either Sub-Trust.

(v)           Each Sub-Trust will conduct its business under names or tradenames so as not to mislead others as to the identity of the Trust and each Sub-Trust.  Without limiting the generality of the foregoing, all oral and written communications, including letters, invoices, contracts, statements, and applications will be made solely in the name of the applicable Sub-Trust if related to a Sub-Trust.  The Depositors, the Trust and each Sub-Trust will have separate stationary and other business forms.

(vi)          There will be no guarantees made by the Trust or either Sub-Trust with respect to obligations of either Depositor.  There will not be any indebtedness relating to borrowings or loans between the Trust or either Sub-Trust and either Depositor.

(vii)         The TRS Sub-Trust will act solely in its name and through its or the Owner Trustee’s duly authorized officers or agents in the conduct of its business.  The TRS Sub-Trust will not: (a) operate or purport to operate as an integrated, single economic unit with respect to MortgageIT or any other affiliated or unaffiliated entity; (b) seek or obtain credit or incur any obligation to any third party based upon the assets of MortgageIT; or (c) induce any such third party to reasonably rely on the creditworthiness of MortgageIT or any other affiliated or unaffiliated entity.  The REIT Sub-Trust will act solely in its name and through its or the Owner Trustee’s duly authorized officers or agents in the conduct of its business.  The REIT Sub-Trust will not: (a) operate or purport to operate as an integrated, single economic unit with respect to MortgageIT Holdings or any other affiliated or unaffiliated entity; (b) seek or obtain credit or incur any obligation to any third party based upon the assets of MortgageIT Holdings; or (c) induce any such third party to reasonably rely on the creditworthiness of MortgageIT Holdings or any other affiliated or unaffiliated entity.

(viii)        The Trust will maintain its principal place of business in the State of Delaware.

(ix)           The Trust, each Sub-Trust and each Depositor shall keep separate their respective funds and other assets and shall not commingle such funds and other assets with those of any other Affiliates thereof.

(x)            If and to the extent applicable, the Administrator shall cause the preparation of financial statements of each Sub-Trust that are separate from those of each Depositor and any other Affiliates (although it may be presented as part of the consolidated financial statements of an Affiliate).

(xi)           The Trust will not engage in any transaction with an Affiliate on any terms other than would be obtained in an arm’s-length transaction with a non-Affiliate.

SECTION 2.6.        Status of Sub-Trust Estates and Sub-Trusts.  The Holders of the Owner Trust Certificates hereby acknowledge and agree that, for purposes of the Bankruptcy Code, each Sub-Trust Estate shall be considered separate and distinct property of the related

Sub-Trust and, further, that each Sub-Trust shall be considered as having no interest of any type in the property subject to the Lien of the other Sub-Trust (including its related Sub-Trust Estate).  The Holders further agree that the foregoing shall be considered a “subordination agreement” within the meaning of Section 510 of the Bankruptcy Code.

ARTICLE III

RECEIPT, DISTRIBUTION AND APPLICATION
OF INCOME FROM THE TRUST ESTATE

SECTION 3.1.        Distribution of Payments.  Pursuant to the terms of the Trust Documents to which the TRS Sub-Trust is a party, after payment by the TRS Sub-Trust of all amounts owed to the Noteholders, UBS, the TRS Servicer, the Master Servicer and, pursuant to Section 3.4 hereof, the REIT Sub-Trust and MortgageIT Holdings on each Payment Date, any remaining funds in the Blocked Account and in the Collection Account will be remitted by the TRS Servicer in the following order of priority:  (i) to reimburse or indemnify the Owner Trustee for expenses and other liabilities incurred by and reimbursable to the Owner Trustee, pursuant to Article VII hereunder, except as otherwise provided in such article and (ii) to make payments on the TRS Certificates in the amount of any remaining funds.  Upon request, the Certificate Registrar shall provide the TRS Servicer with the identity of each Certificateholder with respect to the related TRS Sub-Trust (with accompanying wiring instructions) three (3) Business Days prior to each such Payment Date.  Pursuant to the terms of the Trust Documents to which the REIT Sub-Trust is a party, after payment by the REIT Sub-Trust of all amounts owed to UBS, the REIT Servicer, the Master Servicer and, pursuant to Section 3.4 hereof, the TRS Sub-Trust and MortgageIT on each Payment Date, any remaining funds in the Collection Account will be remitted by the REIT Servicer in the following order of priority:  (i) to reimburse or indemnify the Owner Trustee for expenses and other liabilities incurred by and reimbursable to the Owner Trustee, pursuant to Article VII hereunder, except as otherwise provided in such article and (ii) to make payments on the REIT Certificates in the amount of any remaining funds.  Upon request, the Certificate Registrar shall provide the REIT Servicer with the identity of each Certificateholder with respect to the related REIT Sub-Trust (with accompanying wiring instructions) three (3) Business Days prior to each such Payment Date.

SECTION 3.2.        Access to Certain Documentation and Information.  The Owner Trustee shall provide to the Certificateholders of the TRS Certificates access to all the reports, documents and records of the TRS Sub-Trust maintained by the Owner Trustee in respect of its duties hereunder.  The Owner Trustee shall provide to the Certificateholders of the REIT Certificates access to all the reports, documents and records of the REIT Sub-Trust maintained by the Owner Trustee in respect of its duties hereunder.  In each case, such access being afforded without charge but only upon reasonable written request and during normal business hours at offices designated by the Owner Trustee.

SECTION 3.3.        Compliance with Withholding Requirements.  In the event that the Trust is required (whether on liquidation of the Trust or otherwise) to make payments to the Certificateholders, notwithstanding any other provisions of this Agreement, the Trust shall comply with all federal withholding requirements with respect to payments to the Certificateholders that each Servicer, as paying agent, reasonably believes are applicable under the Code.  The consent of the Certificateholder shall not be required for any such withholding.  The parties hereto, and each Certificateholder, understand and agree that the Trust shall not be required to gross up any such payments for the amount of such withholding (or any other amounts).

SECTION 3.4.        Reimbursement for Cross-Payments.  (a)  It is the intention of MortgageIT that all TRS Related Obligations to the extent owing to UBS, whether in its capacity as principal or as Agent (either for itself under any Facility Agreement or for any other Purchaser or Noteholder under the Note Purchase Agreement), be satisfied by either the TRS Trust Estate (including the proceeds thereof), or, to the extent provided for in the Transaction Documents, by MortgageIT, to the extent owing to UBS, whether in its capacity as principal or as Agent (either for itself under any Facility Agreement or for any other Purchaser or Noteholder under the Note Purchase Agreement).  Similarly, it is the intention of MortgageIT Holdings that all REIT Related Obligations be satisfied by either the REIT Trust Estate (including the proceeds thereof), or, to the extent provided for in the Transaction Documents, by MortgageIT Holdings.

(b)           Notwithstanding the foregoing, and to take full opportunity of the affiliate relationship between MortgageIT and MortgageIT Holdings, each of such companies have agreed to make, and such company has permitted its related Sub-Trust to agree to make, Cross-Payments for the benefit of the other, but only to the extent that MortgageIT and the TRS Sub-Trust on the one hand, and MortgageIT Holdings and the REIT Sub-Trust on the other hand, have not timely fulfilled their respective obligations as set forth in the Transaction Documents and on the further terms set forth in the Transaction Documents.

(c)           Consistent with each of the two preceding paragraphs, each of MortgageIT and the TRS Sub-Trust, on the one hand, and MortgageIT Holdings and the REIT Sub-Trust, on the other hand, agree that, to the extent that one party has made a Cross-Payment on behalf of the other party, that the amount of such Cross-Payment shall immediately give rise to a reimbursement obligation from the party on whose behalf such Cross-Payment was made to the party funding such Cross-Payment, which such reimbursement obligation shall be payable on demand and accrue interest at an arm’s-length rate as may be specified between the parties at the time.

(d)           For convenience, the parties may agree to set-off outstanding Cross-Payment liabilities, if Cross-Payments shall have been funded by each of MortgageIT and/or the TRS Sub-Trust on the one hand and by MortgageIT Holdings and/or the REIT Sub-Trust on the other.

ARTICLE IV

DUTIES OF THE OWNER TRUSTEE

SECTION 4.1.        Notice of Certain Events: Action by the Owner Trustee.  (a)  Whenever the Owner Trustee, on behalf of the REIT Sub-Trust or the TRS Sub-Trust, is requested or, as to any particular matter, notified of its authority, by any Person, to take any action or to give any consent, approval or waiver that it is entitled to take or give on behalf of the REIT Sub-Trust or the TRS Sub-Trust in such capacity, the Owner Trustee shall promptly provide written notice to the Certificateholders of the REIT Certificates or the Certificateholders of the TRS Certificates, as the case may be, of such request or notice in such detail as is made available to it.

(b)           Subject to the Owner Trustee’s rights in this Agreement to be indemnified for its acts and omissions with respect to matters concerning the Trust Documents or the Trust Estate, the Owner Trustee shall take or refrain from taking such action with respect to a Sub-Trust as the Certificateholders entitled to a majority of the Voting Rights with respect to such Sub-Trust shall so direct in writing, with the written consent of UBS, or (ii) upon written notice from UBS that a default or an Event of Default has occurred and is continuing under any of the Facility Agreements to which such Sub-Trust is a party as UBS shall so direct in writing until written notice from UBS to the contrary.  With respect to matters affecting a Sub-Trust, the Owner Trustee may, from time to time, request in writing instructions from the Certificateholders with respect to such Sub-Trust and shall request in writing instructions from the Certificateholders with respect to such Sub-Trust if the Owner Trustee receives notice that a default or an Event of Default shall have occurred and is continuing under the Administration Agreement or any of the Facility Agreements.  With respect to matters concerning the Trust generally, and not a particular Sub-Trust, a majority of the Certificateholders of each Sub-Trust, acting as a separate class, shall exercise the foregoing rights.  If the Owner Trustee in good faith follows any written instructions it receives pursuant hereto, the Owner Trustee shall not be liable to the Certificateholders or any other Person on account of its action or inaction.  If the Owner Trustee has not received appropriate written instruction within ten (10) days of the notice (or within such shorter period as may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking any action not inconsistent with the Trust Agreement that it deems to be in the best interests of the Certificateholders, and shall have no liability to the Certificateholders for its action or inaction.

(c)           Notwithstanding any direction of the Certificateholders to the contrary or any provision hereof to the contrary, the Owner Trustee shall not, without the written consent of UBS, execute any direction of the Certificateholders that to the actual knowledge of a Responsible Officer of the Owner Trustee will result in the Trust as an entirety or with respect to either Sub-Trust being terminated prior to the satisfaction and discharge of the Liens created by the Facility Agreements on the related Sub-Trust Estate and, in the case of the REIT Sub-Trust, prior to the payment in full of the principal of and accrued interest on the Notes.

SECTION 4.2.        Action Required Only if Owner Trustee is Indemnified.  The Owner Trustee shall not be required to take any action under Section 4.1(b) if the Owner Trustee shall reasonably determine, or shall have been advised in writing by counsel, that such action is likely to result in personal liability for which the Owner Trustee has not been and will not be adequately indemnified or is contrary to the terms hereof or of any Trust Document or is otherwise contrary to law.

SECTION 4.3.        No Duties Except as Specified in Agreement or Instructions.  (a)  The Owner Trustee shall not have any duty or obligation to manage, control, use, make any payment in respect of, register, record, insure, inspect, sell, dispose of or otherwise deal with any part of the Trust Estate, or to otherwise take or refrain from taking any action under or in connection with any Trust Document to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in written instructions from the Certificateholders or UBS received pursuant to Section 4.1(b); and no implied duties or obligations shall be read into this Agreement against the Owner Trustee, other than the obligation of the Owner Trustee to exercise such of the rights and powers vested in it by this Agreement in good faith and in a manner which is not grossly negligent and which does not constitute willful misconduct.  The Bank in its individual capacity, nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on the Trust Estate arising by, through or under the Bank which are unrelated to the transactions contemplated hereby.

(b)           Without limiting the generality of the foregoing subsection (a), except as otherwise explicitly provided in this Agreement, the Owner Trustee shall not have any duty to (i) file or record any Trust Document or any other document, or to maintain or continue any such filing or recording or to refile or rerecord any such document, (ii) pay or discharge any tax or any Lien owing with respect to or assessed or levied against any part of the Trust Estate, other than to forward notice of such tax or Lien received by the Owner Trustee to the Certificateholders and UBS, (iii) confirm, verify, investigate or inquire into the failure of any party to receive any payments, notices, reports or financial statements in connection with the Trust Estate or the Trust Documents, (iv) ascertain or inquire as to the performance or observance of any person or entity under or of any of the Trust Documents, or (v) manage, control, sell, dispose of or otherwise deal with part thereof or any other part of the Trust Estate.

ARTICLE V

THE OWNER TRUSTEE

SECTION 5.1.        Acceptance of Trust and Duties.  The Bank accepts the trust hereby created and agrees to perform the same, but only upon the terms of this Agreement in accordance with the standard of care set forth in the first sentence of Section 4.3(a).  The Bank agrees to receive, manage and disburse all moneys constituting part of the Trust Estate actually received by it as Owner Trustee in accordance with the terms of this Agreement.  Neither the Bank nor the Owner Trustee shall be answerable or accountable under any circumstances, except for (i) its own willful misconduct or gross negligence, (ii) the inaccuracy of any of its representations or warranties contained in Section 5.2 of this Agreement, (iii) taxes based on or measured by any fees, commissions or compensation received by it for acting as Owner Trustee in connection with any of the transactions contemplated by this Agreement or any other Trust Documents and (iv) its failure to use due care to receive, manage and disburse moneys actually received by it in accordance with the terms hereof.

SECTION 5.2.        Limited Representations or Warranties of the Owner Trustee.  Neither the Bank nor the Owner Trustee makes (i) any representation or warranty, either express or implied, as to the title to or value of the Note or the Owner Trust Certificates, and (ii) any representation or warranty as to the validity or enforceability of any Trust Document except as set forth below or as to the correctness of any statement made by a person or entity other than the Bank or the Owner Trustee contained in any Trust Document.  The Bank represents, warrants and covenants to and for the benefit of the Depositors and the Certificateholders that:

(a)           The Bank is a banking corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware;

(b)           The execution and delivery by the Bank, and the performance and compliance by the Bank with the terms of, this Agreement and any and all documents to be executed or delivered by the Bank in its individual capacity in connection with this Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Agreement and such other documents executed in connection herewith to which the Bank is a party, will not violate any provisions of the Bank’s charter or bylaws;

(c)           The Bank, in its individual capacity, has full power and authority and has taken all corporate action necessary to execute and deliver this Agreement and any and all documents to be executed or delivered by it in its individual capacity in connection with this Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Agreement and such other documents executed in connection herewith to which it is a party, and, assuming due authorization, execution and delivery by the Depositors, this Agreement is the legal, valid and binding obligation of the Bank, in its individual capacity, enforceable against the Bank in accordance with its terms, except as such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity;

(d)           The consummation of the transactions hereby contemplated do not conflict with, violate or contravene any law, rule, regulation or judicial, governmental or administrative order applicable to the banking or trust powers of the Bank or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any agreement or instrument to which the Bank is a party or by which it is bound, or any order or decree applicable to the Bank, which would materially and adversely affect the ability of the Bank to carry out the transactions contemplated by this Agreement; and

(e)           There is no action, suit or proceeding pending against the Bank in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the ability of the Bank to carry out the transactions contemplated by this Agreement.

SECTION 5.3.        Certain Duties and Responsibilities.  (a)  The Owner Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Owner Trustee was grossly negligent or performed willful misconduct in ascertaining the pertinent facts.

(b)           The Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders or UBS, pursuant hereto.

(c)           The Owner Trustee shall not be liable for interest on any money received by it except as the Owner Trustee may otherwise agree with the Certificateholders.

(d)           No provision of this Agreement shall require the Owner Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(e)           The permissive right of the Owner Trustee to take actions enumerated in this Agreement shall not be construed as a duty and the Owner Trustee shall not be answerable for other than its own gross negligence or willful misconduct.

(f)            The Owner Trustee shall be under no obligation to institute any suit, or to take any remedial proceeding under this Agreement, or to enter any appearance or in any way defend in any suit in which it may be made a defendant, or in the enforcement of any rights and powers hereunder, if the Owner Trustee reasonably believes that it will not be adequately indemnified against any and all costs and expenses, outlays, and counsel fees and other reasonable disbursements and against all liability.

(g)           Under no circumstances shall the Owner Trustee be personally liable for any indebtedness or obligation of the Trust;

(h)           The Owner Trustee shall not be liable for the default or misconduct of either Depositor, the Administrator or any other Person and shall not be responsible for performing any duties or obligations of the Trust including any that is the responsibility of either Depositor, the Administrator or any other Person.

(i)            Every provision of this Agreement relating to the Owner Trustee shall be subject to the provisions of this Section 5.3.

SECTION 5.4.        Reliance: Advice of Counsel.  Neither the Bank nor the Owner Trustee shall incur any liability to any person or entity in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it in good faith to be signed by the proper party or parties.  The Owner Trustee may accept and rely upon a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect.  As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on an Officers’ Certificate of the relevant party, as to such fact or matter, and such Officers’ Certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. In the administration of the Trust hereunder, the Owner Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents and the Owner Trustee shall not be liable for the acts or omissions of any Trust agent selected by it in good faith.  The Owner Trustee may consult with counsel, accountants and other skilled Persons to be selected and employed by it, and the Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written advice or opinion of counsel, accountant or other skilled Persons, so long as the Owner Trustee had no actual knowledge that it could not reasonably rely on such advice or opinion or by any such Persons appointed in good faith.

SECTION 5.5.        Not Acting in Individual Capacity.  All persons or entities having any claim against the Bank or the Owner Trustee by reason of the transactions contemplated by the Trust Documents relating to a Sub-Trust Estate shall look only to the related Sub-Trust Estate (or a part thereof, as the case may be) for payment or satisfaction thereof, except to the extent that the Bank or the Owner Trustee shall otherwise expressly agree in any related Trust Document to which it is a party.

SECTION 5.6.        Books and Records; Tax Election.  The Administrator shall be responsible for the keeping of all appropriate books and records relating to the receipt and disbursement of all moneys that each Sub-Trust may receive hereunder or under any other Trust Document, including but not limited to any capital contribution received by a Sub-Trust from a Depositor pursuant to Section 2.01(a) of the Loan Sale Agreement.  For so long as each Sub-Trust has one related Certificateholder, for federal income tax purposes, each Sub-Trust, pursuant to Treasury regulations promulgated under Section 7701 of the Code, will be disregarded as an entity distinct from the related Certificateholder.  In the event that a Sub-Trust has more than one related Certificateholder or a Sub-Trust is in any event successfully recharacterized by the IRS as a partnership, the Administrator shall file an application with the IRS for a taxpayer identification number with respect to such Sub-Trust and prepare or cause to be prepared and sign and/or file partnership tax returns including the partnership information return on Form 1065 in connection with the transactions contemplated hereby or by any other Trust Document (the “Tax Return”); provided, however, that if received by the Owner Trustee, the Owner Trustee shall send or cause to be sent a copy of the completed Tax Return to the Depositors, the related Certificateholders and UBS not more than sixty (60) nor less than thirty (30) days prior to the due date of the Tax Return.  The Depositor and any related Certificateholders shall each, upon written request by the Owner Trustee (or the Trust Agent or the Administrator), furnish the Owner Trustee (or the Trust Agent or the Administrator) with all such information as may be reasonably required from the Depositor or the related Certificateholders in connection with the preparation of such Tax Return by the Administrator.  The Administrator shall keep copies of the Tax Returns delivered to or filed by it (or the Trust Agent).  Neither the Administrator nor the Owner Trustee shall take any action that, to its actual knowledge, would cause the Trust or either Sub-Trust to be treated as an association taxable as a corporation for federal income tax purposes.

ARTICLE VI

COMPENSATION, REIMBURSEMENT AND
INDEMNIFICATION OF THE OWNER TRUSTEE

SECTION 6.1.        Compensation of the Owner Trustee.  The Owner Trustee shall be entitled to receive as compensation for its services an initial fee and an annual administration fee payable in August of each calendar year beginning in 2004 (the “Owner Trustee Fee”) and such other fees and charges as agreed upon by the Owner Trustee and MortgageIT, Inc. pursuant to a separate fee agreement.

SECTION 6.2.        Reimbursement and Indemnification of the Owner Trustee.  (a)  The Owner Trustee shall be entitled to be reimbursed for its reasonable expenses (including reasonable attorneys’ fees) incurred in the performance of its duties as Owner Trustee hereunder, and to be compensated reasonably for any extraordinary services rendered under Section 4.1(b), except to the extent that such expenses arise out of or result from (i) the Owner Trustee’s own willful misconduct or gross negligence, (ii) the inaccuracy of any of the Owner Trustee’s representations or warranties contained in Section 5.2 of this Agreement, (iii) the Owner Trustee’s failure to perform obligations expressly undertaken by it in this Agreement in accordance with the standard of care set forth in Section 4.3(a), (iv) taxes based on or measured by any fees, commissions or compensation received by the Owner Trustee for acting as such in connection with any of the transactions contemplated by this Agreement or any other Trust Documents, and (v) the Owner Trustee’s failure to use due care to receive, manage and disburse moneys actually received by it in accordance with the terms hereof.

(b)           The Bank shall be entitled to be indemnified and held harmless from and against any and all liabilities, obligations, indemnity obligations, losses (excluding loss of anticipated profits), damages, claims, actions, suits, judgments, out-of-pocket costs, expenses and disbursements (including agent, legal and consultants’ fees and expenses) and taxes of any kind and nature whatsoever (collectively, the “Liabilities”) which may be imposed on, incurred by or asserted at any time against the Bank or the Owner Trustee in any way relating to or arising out of the related Sub-Trust Estate, any of the properties included therein, the administration of the related Sub-Trust Estate or any action or inaction of the Owner Trustee hereunder or under the related Trust Documents, except to the extent that such Liabilities arise out of or result from (i) the Owner Trustee’s own willful misconduct or gross negligence, (ii) the inaccuracy of any of the Owner Trustee’s representations or warranties contained in Section 5.2 of this Agreement, (iii) the Owner Trustee’s failure to perform obligations expressly undertaken by it in this Agreement in accordance with the standard of care set forth in Section 4.3(a), (iv) taxes based on or measured by any fees, commissions or compensation received by the Owner Trustee for acting as such in connection with any of the transactions contemplated by this Agreement or any other Trust Document, and (v) the Owner Trustee’s failure to use due care to receive, manage and disburse moneys actually received by it in accordance with the terms hereof.  The indemnities contained in this Section 6.2(b) shall survive the termination of this Agreement and the removal or resignation of the Owner Trustee hereunder.

(c)           Any reimbursements and indemnities to the Owner Trustee pursuant to this Section 6.2 shall be payable by the related Servicer first, (i) relating to the REIT Sub-Trust, out of amounts on deposit in the collection account(s) established pursuant to the REIT Servicing Agreement prior to payments on the REIT Certificates, and (ii) relating to the TRS Sub-Trust, out of amounts on deposit in the Blocked Account established pursuant to the Blocked Account Agreement and administered under the TRS Servicing Agreement prior to payments on the TRS Certificates; second, to the extent not paid pursuant to clause first within sixty (60) days of first being incurred, by the Certificateholders, on a joint and several basis as contemplated by Section 3.4 of this Agreement; and third, to the extent not paid pursuant to clause first and second within 60 days of first being incurred, by MortgageIT, Inc.

SECTION 6.3.        Not Obligations of the Trust.  None of the fees, expenses and other liabilities referred to in Sections 6.1 and 6.2 shall be obligations of the Trust or otherwise chargeable to the related Sub-Trust Estate, except as provided in Section 6.2 hereunder.  The Owner Trustee hereby agrees not to cause or participate in the filing of a petition in bankruptcy against the Trust for the nonpayment to the Owner Trustee of any amounts provided by this

Agreement until ninety-one (91) days after the later of (i) payment in full of the Notes issued under the Note Purchase Agreement and (ii) payment in full all of the Trust’s obligations under the Loan Repurchase Agreement, the Loan Purchase Agreement and the Loan Participation Agreement.

ARTICLE VII

DISSOLUTION AND TERMINATION OF TRUST

SECTION 7.1.        Termination.  The Trust shall not be dissolved or terminated under this Section 7.1 until the Notes have been paid in full, all of the Trust’s obligations under the Loan Repurchase Agreement, the Loan Purchase Agreement and the Loan Participation Agreement have been paid in full and the Liens on the Trust Estate created by the Facility Agreements have been released and the Sub-Trusts are able to be dissolved.

The REIT Sub-Trust may be dissolved by the Holders of the REIT Certificates MortgageIT Holdings at any time prior to the issuance of the Notes and the pledge of the REIT Trust Estate pursuant to the Note Purchase Agreement, and at any time after the Note Purchase Agreement is terminated in accordance with Article III thereof, and the REIT Sub-Trust shall dissolve in connection with the final distribution on the Note.  The TRS Sub-Trust may be dissolved by the Holders of the TRS Certificates at any time prior to the sale of the TRS Trust Estate pursuant to the Loan Repurchase Agreement, the Loan Purchase Agreement and the Loan Participation Agreement, and at any time after the Loan Repurchase Agreement, the Loan Purchase Agreement and the Loan Participation Agreement are terminated, and the TRS Sub-Trust shall dissolve in connection with the Trust’s last payment obligation under the Loan Repurchase Agreement, the Loan Purchase Agreement and the Loan Participation Agreement.  After payment of all amounts then due and payable to Wilmington Trust Company pursuant to Sections 6.1 and 6.2 hereof and the payment of all other then known liabilities of the related Sub-Trust, all right, title and interest in the related Sub-Trust Estate still held by the Owner Trustee at the time of such dissolution shall be transferred, assigned and paid over to the respective Certificateholders or their designee, and upon receipt of written instructions from the Certificateholders, the Owner Trustee shall file a certificate of cancellation under Section 3810 of the Statutory Trust Statute and such Sub-Trust shall terminate.

SECTION 7.2.        Further Assurances by the Owner Trustee upon Termination.  Upon termination of this Trust, the Owner Trustee shall take such action as may be requested by, and at the expense of, the Certificateholders to transfer the remaining assets of the Trust to the Certificateholders or the Certificateholders’ designee, including the execution of instruments of transfer or assignment with respect to the Notes and any of the Trust Documents to which the Owner Trustee is a party.

SECTION 7.3.        Insolvency of a Certificateholder.  The insolvency or other similar incapacity of a Certificateholder shall not (i) operate to terminate the Trust or the related Sub-Trust, (ii) entitle the Certificateholder’s legal representatives to claim an accounting or to take any action in any court for a partition or winding up of the related Sub-Trust Estate or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto.

SECTION 7.4.        Event of Default  Upon the occurrence and continuation of a default or an Event of Default under any of the Facility Agreements, all of the proceeds from the Trust Estate shall secure and be available to satisfy the Trust’s obligations to UBS, the Purchasers and the Noteholders under the Facility Agreements, without regard as to which Sub-Trust relates to the affected Mortgage Loans; provided that with respect to the REIT Sub-Trust’s obligations to UBS, the Purchasers and the Noteholders, UBS shall first apply all proceeds of the REIT Collateral, and with respect to the TRS Sub-Trust’s obligations to UBS, UBS shall first apply all proceeds of the TRS Collateral.  UBS may apply any cash that is part of the Trust Estate to such obligations and/or collect, realize, appropriate, retain and realize upon any of the Trust Estate.  UBS may forthwith sell, assign, give an option or options to purchase, contract to sell, or otherwise dispose of and deliver any of the Trust Estate in one or more parcels at a public or private sale or sales, at such place or places, at such price or prices, and upon such other terms and conditions as UBS may deem best for the interests of UBS, the Purchasers and the Noteholders, in a commercially reasonable manner.  No distributions shall be made to any Certificateholder until all of the Trust’s obligations to UBS, the Purchasers and the Noteholders are satisfied in full.

ARTICLE VIII

SUCCESSOR OWNER TRUSTEES, CO-OWNER TRUSTEES
AND SEPARATE OWNER TRUSTEES

SECTION 8.1.        Resignation of the Owner Trustee; Appointment of Successor.  (a)  The Owner Trustee may resign with respect to either or both Sub-Trusts at any time (and shall immediately resign if it ceases to be an Eligible Owner Trustee) by giving at least 60 days written notice to the Certificateholders, the Depositors, UBS and the Administrator, such resignation to be effective on the acceptance of appointment by a successor Owner Trustee under Section 8.1(b) hereof.  The Depositors shall remove the Owner Trustee by written notice, a copy of which shall be concurrently delivered by the Depositors to the Certificateholders, UBS and the Administrator, if the Owner Trustee ceases to be an Eligible Owner Trustee and fails to resign immediately.  The Owner Trustee otherwise may be removed with respect to a Sub-Trust with or without cause at any time (i) by the Certificateholders holding a majority of the Voting Rights for such respective Sub-Trust Estate or (ii) by UBS, upon written notice from UBS to the Owner Trustee that a default or Event of Default under any of the Facility Agreements to which such Sub-Trust is a party has occurred and is continuing with sixty (60) days’ prior written notice having been given to the Owner Trustee by UBS a copy of which shall be concurrently delivered by such Certificateholders to the related Depositor, UBS and the Administrator.  Any such removal shall be effective upon the acceptance of appointment by a successor Owner Trustee with respect to such Sub-Trust under Section 8.1 (b) hereof.  In the case of the resignation or removal of the Owner Trustee, the Certificateholders for each respective Sub-Trust Estate, or in the case of the removal of the Owner Trustee for one Sub-Trust only (or upon written notice from UBS to the Owner Trustee that a default or Event of Default under any of the Facility Agreements to which such Sub-Trust has occurred and is continuing) UBS may appoint a successor Owner Trustee by an instrument signed by the respective Certificateholders or UBS for the respective Sub-Trust.  If a successor Owner Trustee for the respective Sub-Trust shall not have been appointed within 60 days after the giving of notice of such resignation or the delivery of such instrument with respect to such removal, the Owner Trustee, the Depositors, UBS, the

Administrator or the Certificateholders for the respective Sub-Trust may apply to any court of competent jurisdiction to appoint a successor Owner Trustee to act until such time, if any, as a successor shall have been appointed and shall have accepted its appointment as above provided.  Any successor Owner Trustee so appointed by such court shall immediately and without further act be superseded by any successor Owner Trustee appointed as above provided within one year from the date of the appointment by such court.

(b)           Any successor Owner Trustee, however appointed, shall execute and deliver to the predecessor Owner Trustee and UBS an instrument accepting such appointment and shall furnish a photocopy of such instrument to the Certificateholders, and thereupon such successor Owner Trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Owner Trustee herein; but nevertheless, upon the written request of such successor Owner Trustee such predecessor Owner Trustee shall execute and deliver an instrument transferring to such successor Owner Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, duties and trusts of such predecessor Owner Trustee and such predecessor Owner Trustee shall duly assign, transfer, deliver and pay over to such successor Owner Trustee all moneys or other property then held by such predecessor Owner Trustee upon the trusts herein expressed.

(c)           Any successor Owner Trustee shall be an Eligible Owner Trustee, willing, able and legally qualified to perform the duties of the Owner Trustee hereunder.

(d)           Any Person into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any Person to which substantially all the corporate trust business of the Owner Trustee may be transferred, shall, subject to the terms of Section 8.1 (c) hereof, be the Owner Trustee under this Agreement without any further act.

SECTION 8.2.        Co-Trustees and Separate Trustee.  Whenever the Owner Trustee or UBS shall deem it necessary or prudent in order to conform to any law of any jurisdiction in which all or any part of each Sub-Trust Estate shall be situated or to make any claim or be a party to any suit with respect to each Sub-Trust Estate, the Owner Trust Certificates, the Notes or any Trust Document, or the Owner Trustee or UBS shall be advised in writing by counsel reasonably satisfactory to each of them that it is so necessary or prudent, the Owner Trustee and the Certificateholders shall execute and deliver an agreement supplemental hereto and all other instruments and agreements, and shall take all other action, necessary or proper to constitute one or more persons or entities, who need not meet the requirements of Section 8.1 (c) hereof (and the Owner Trustee may appoint one or more of its officers), either as co-trustees or co-trustees jointly with the Owner Trustee of all or any part of the Trust Estate, or as separate trustee or separate trustees of all or any part of the Trust Estate, and to vest in such persons or entities, in such capacity, such title to the Trust Estate or any part thereof and such rights or duties as may be necessary or desirable, all for such period and under such terms and conditions as are reasonably satisfactory to the Owner Trustee and the Certificateholders.  In case any co-trustee or separate trustees shall die, become incapable of acting, resign or be removed, the title to the Trust Estate and all rights and duties of such co-trustee or separate trustees shall, so far as permitted by law, vest in and be exercised by the Owner Trustee, without the appointment of a successor to such co-trustee or separate trustees.

SECTION 8.3.        Notice.  At all times that a successor Owner Trustee is appointed under Section 8.1 hereof, an Owner Trustee resigns pursuant to such Section 8.1 or a co-trustee or separate trustee is appointed pursuant to Section 8.2 hereof, the Certificateholders promptly shall give notice of such fact to UBS, if the Facility Agreements have not been terminated.

ARTICLE IX

SUPPLEMENTS AND AMENDMENTS

SECTION 9.1.        Supplements and Amendments.  Subject to Sections 9.2 and 9.3 of this Agreement, at the written request of the Certificateholders (which, if the requested amendment relates to only one Sub-Trust, shall be the Certificateholders of that Sub-Trust, this Agreement shall be amended by a written instrument signed by the Owner Trustee and the Certificateholders (which, if the requested amendment relates to only one Sub-Trust, shall be the Certificateholders of that Sub-Trust, and, if their rights hereunder are adversely affected, the Depositors) and with the consent of UBS, but if in the opinion of the Owner Trustee any instrument required to be so executed materially and adversely affects any right, duty or liability of, or immunity or indemnity in favor of the Bank or the Owner Trustee under this Agreement or any of the other Trust Documents to which the Owner Trustee is a party, or would cause or result in any conflict with or breach of any terms, conditions or provisions of, or default under, the Bank’s charter documents or by-laws or any document contemplated hereby to which the Owner Trustee is a party, the Owner Trustee may in its sole discretion decline to execute such instrument.  The Owner Trustee will not execute any amendment or supplement to this Agreement without first obtaining the written consent of UBS.

At any time that there is more than one Certificateholder with respect to a Sub-Trust (as shown on the Certificate Register), the written consent to an amendment by Certificateholders  (which, if the requested amendment relates to only one Sub-Trust, shall be the Certificateholders of that Sub-Trust) entitled to a majority of the Voting Rights shall be sufficient to bind all of such Holders; provided, however, that no such amendment shall: (i) reduce in any manner the amount of, or delay the timing of, payments received on any Owner Trust Certificate without the consent of the affected Holder; or (ii) amend this Section 9.1, without the written consent of all of the Holders then outstanding.

SECTION 9.2.        Limitation on Amendments.  Notwithstanding Section 9.1 or Section 9.3 hereof, the Owner Trustee shall not, without the consent of UBS amend Section 7.1 of this Agreement, or execute any amendment that, to the actual knowledge of a Responsible Officer of the Owner Trustee, will result in the Trust being terminated prior to the satisfaction and discharge of the Liens of the Facility Agreements on the related Sub-Trust Estate.

SECTION 9.3.        Additional Amendment Provisions.  (a)  It shall not be necessary for the consent of the respective Certificateholders under this Article IX to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof shall be subject to such reasonable regulations as the Owner Trustee may prescribe.

(b)           The Owner Trustee, at any time from time to time, upon the request of the Administrator but without the consent of the Certificateholders, may amend this Agreement to modify, eliminate or add to any of its provisions, to such extent as shall be necessary to prevent or reduce the imposition on the Trust of any material federal, state or local taxes, at all time prior to the liquidation of the Trust; provided, however, that such action, as evidenced by an Opinion of Counsel acceptable to the Owner Trustee, is necessary or helpful to prevent the imposition on the Trust of any such taxes.

(c)           Prior to the execution of any amendment to this Agreement, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel, at the expense of the party requesting such amendment (or, if such amendment is requested by the Owner Trustee, then at the expense of the Trust) stating that the execution of such amendment is authorized or permitted by this Agreement.

ARTICLE X

REPRESENTATIONS, WARRANTIES AND
COVENANTS OF THE DEPOSITOR

SECTION 10.1.      Representations and Warranties of the Depositor.  (a)  Each Depositor represents and warrants as follows to the Trust and the Owner Trustee, and acknowledges that the Trust intends to assign the benefit of these representations and warranties to UBS for the benefit of the Noteholders, UBS, any purchaser of any Mortgage Loan and any Certificateholder:

(i)            such Depositor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has full power and authority, and has taken all action necessary, to execute and deliver this Agreement, and any and all other documents to be executed or delivered by it in connection with this Agreement, and to fulfill its obligations under, and to consummate the transactions contemplated by, this Agreement, and this Agreement and such other documents executed in connection herewith are the legal, valid and binding obligations of such Depositor, enforceable against it in accordance with their respective terms, except as such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity;

(ii)           the execution and delivery of this Agreement and each other document to be executed or delivered by it in connection with this Agreement, and the performance of its obligations hereunder and thereunder by such Depositor will not violate the provisions of its articles of incorporation or by-laws, conflict with any provision of any law or regulation to which it is subject, or conflict with, result in a breach of, or constitute a default under any of the terms, conditions or provisions of, any agreement or instrument to which such Depositor is a party or by which it is bound, or any order or decree applicable to such Depositor, or result in the creation or imposition of any Lien on any of such Depositor’s assets or property, the result of any of the above which would materially and adversely affect the ability of such Depositor to carry out the transactions contemplated by this Agreement or such other documents executed in connection herewith; no consent, approval, authorization or order of or filing with or notice to any court or governmental agency or body is required for the execution, delivery and performance by such Depositor of this Agreement or such other documents; and

(iii)          there is no action, suit or proceeding pending against such Depositor in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Owner Trust Certificates or, with respect to MortgageIT Holdings, the Notes, or the ability of such Depositor or the Certificateholders to carry out the transactions contemplated by this Agreement.

(b)           It is understood and agreed that each of the foregoing representations and warranties of each Depositor shall survive delivery of the Trust Estate to the Trust.  Upon discovery or receipt of notice by either Depositor or a Responsible Officer of the Owner Trustee of a breach of any of the foregoing representations and warranties that materially and adversely affects the interests of UBS, the Noteholders or the Owner Trustee for the benefit of the Certificateholders, the party discovering such breach shall give prompt written notice to the other party hereto and to UBS.

SECTION 10.2.      Accrued Interest, Etc.  Each Depositor agrees that any income, interest, fees and other payments that it may receive in respect of the related Trust Estate applicable to a period on or after the Closing Date shall inure to the benefit of the Trust, and such Depositor shall pay such amounts to the related Sub-Trust to be remitted in accordance with Section 3.1 promptly upon receipt.

SECTION 10.3.      Additional Covenants of the Depositors.  Each Depositor hereby covenants and agrees that:

(a)           The business and affairs of such Depositor will be managed by or under the direction of its board of directors in accordance with its articles of organization and operating agreement.  Such Depositor will keep correct and complete books and records of accounts and minutes of the meetings and other proceedings of the board of managers.  Any such resolutions, agreements and other instruments will be continuously maintained as official records by such Depositor.

(b)           Such Depositor will at all times ensure that its capitalization is adequate in light of its business and purposes.  Such Depositor will pay from its own funds and assets (and not the Trust’s) all obligations and indebtedness incurred by it.

(c)           Such Depositor will not conduct its business in the name of the Trust.

(d)           Such Depositor will not guarantee any obligations of the Trust (including the Notes or the Owner Trust Certificates).  Such Depositor will not operate or purport to operate as an integrated, single economic unit with respect to the Trust or seek or obtain credit or incur any obligation to any third party based on the assets of the Trust or induce any such third party to reasonably rely on the creditworthiness of the Trust in connection therewith.

(e)           The accounting records of such Depositor will disclose the effect of the transactions in accordance with generally accepted accounting principals and any applicable statutory requirements.

(f)            Such Depositor hereby acknowledges, and agrees for the benefit of the Trust, UBS, the Noteholders and the Certificateholders to perform, each obligation imposed upon it under the Trust Documents.

ARTICLE XI

TRANSFER OF INTEREST OF THE OWNER TRUST CERTIFICATES

SECTION 11.1.      Registration of Transfer and Exchange of Owner Trust Certificates.  (a)  At all times during the term of this Agreement, there shall be maintained at the office of a registrar appointed by the Depositors (the “Certificate Registrar”) a register (the “Certificate Register”) in which, subject to such reasonable regulations as the Certificate Registrar may prescribe, the Certificate Registrar shall provide for the registration of Owner Trust Certificates and of transfers and exchanges of Owner Trust Certificates as herein provided.  The Owner Trustee is hereby initially appointed (and hereby agrees to act in accordance with the terms hereof) as Certificate Registrar for the purpose of registering Owner Trust Certificates and transfers and exchanges of Owner Trust Certificates as herein provided.  The Owner Trustee may appoint, by a written instrument delivered to the Depositors, any other bank or trust company to act as Certificate Registrar under such conditions as the Owner Trustee may prescribe, provided that the Owner Trustee shall not be relieved of any of its duties or responsibilities hereunder as Certificate Registrar by reason of such appointment.  If the Owner Trustee resigns or is removed in accordance with the terms hereof, the successor Owner Trustee shall immediately succeed to its predecessor’s duties as Certificate Registrar.  Each Depositor, the Administrator, and the Owner Trustee shall have the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register.

(b)           No transfer, sale, pledge or other disposition of any Owner Trust Certificate or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws.  The Trust has not been registered as an investment company under the Investment Company Act, and no transfer of an Owner Trust Certificate may be made (i) to any Person other than (a) a QIB or (b) a Person involved in the organization or operation of the Trust or an Affiliate of such Person within the meaning of the Investment Company Act or (ii) to any Person that would require the Trust or any such trust fund to be registered as an investment company under the Investment Company Act.  If such transfer is to be made to any Person who is not a Person involved in the organization or operation of the Trust or an Affiliate of such Person within the meaning of the Investment Company Act, then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon)

a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit B-1 hereto and a certificate from such Certificateholder’s prospective transferee substantially in the form attached as Exhibit B-2 hereto.  None of the Trust, the Depositor, the Owner Trustee or the Certificate Registrar is obligated to register or qualify any Owner Trust Certificate under the Securities Act or any other securities laws or to take any action not otherwise required under this Agreement to permit the transfer of any Owner Trust Certificate or interest therein without registration or qualification.  Any Certificateholder desiring to effect a transfer of an Owner Trust Certificate or an interest therein shall, and does hereby agree to, indemnify the Trust, the Depositors, the Administrator, the Owner Trustee, the Trust Agent and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

(c)           No transfer of any Owner Trust Certificate or any interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a “Plan”), or (B) to any Person who is directly or indirectly purchasing such Owner Trust Certificate or interest therein on behalf of, as named fiduciary of, as agent of, or with assets of a Plan.

(d)           (i) Each Person who has or who acquires any Ownership Interest in an Owner Trust Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions.  The rights of each Person acquiring any Ownership Interest in an Owner Trust Certificate are expressly subject to the following provisions:

(A)                              Each Person holding or acquiring any Ownership Interest in an Owner Trust Certificate shall be a Permitted Transferee and shall promptly notify the Owner Trustee and the Certificate Registrar of any change or impending change in its status as a Permitted Transferee.

(B)                                In connection with any proposed transfer of any Ownership Interest in an Owner Trust Certificate (other than to an Affiliate of the Trust that is a Permitted Transferee), the Certificate Registrar shall require delivery to it, and shall not register the Transfer of any Owner Trust Certificate until its receipt of (i) an affidavit (a “Transfer Affidavit,” in the form attached hereto as Exhibit C-1) from the proposed transferee, in form and substance satisfactory to the Certificate Registrar, representing and warranting, among other things, that such transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Owner Trust Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in an Owner Trust Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 11.1(d) and agrees to be bound by them and (ii) an affidavit from the transferor of such Owner Trust Certificate in the form attached hereto as Exhibit C-2.

(C)                                Notwithstanding the delivery of a Transfer Affidavit by a proposed transferee under clause (B) above, if a Responsible Officer of the Owner Trustee who is assigned to this transaction has actual knowledge that the proposed transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in an Owner Trust Certificate to such proposed transferee shall be effected.

(D)                               Each Person holding or acquiring any Ownership Interest in an Owner Trust Certificate shall agree (x) to require a Transfer Affidavit from any other Person to whom such Person attempts to transfer its Ownership Interest in an Owner Trust Certificate and (y) not to transfer its Ownership Interest unless it provides a Transfer Affidavit to the Certificate Registrar stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee.

(ii)    The Certificate Registrar will register the Transfer of any Owner Trust Certificate only if it shall have received the Transfer Affidavit and Agreement and all of such other documents as shall have been reasonably required by the Certificate Registrar as a condition to such registration.  In addition, no transfer of an Owner Trust Certificate shall be made unless the Certificate Registrar shall have received a representation letter from the transferee of such Owner Trust Certificate to the effect that such transferee is a Permitted Transferee.

(e)           By its acceptance of an Owner Trust Certificate, each prospective Holder agrees and acknowledges that no legal or beneficial interest in all or any portion of any Owner Trust Certificate may be transferred directly or indirectly to an individual, corporation, partnership or other Person unless such transferee is not a Non-United States Person and any such purported transfer shall be void and of no effect.

(f)            The Owner Trust Certificate shall bear a legend describing or referencing the restrictions on transferability set forth in Sections 11.1(b), (c) and (d).

(g)           Subject to compliance with Sections 11.1(b), (c) and (d), upon surrender for registration of transfer of the Owner Trust Certificate at the office of the Certificate Registrar or at the office of its Trust Agent in Wilmington, Delaware, the Owner Trustee shall execute, and the Certificate Registrar shall deliver and authenticate, in the name of the designated transferee or transferees, one or more new Owner Trust Certificates, in authorized denominations, evidencing in the aggregate a like aggregate Percentage Interest in the related Sub-Trust and dated the date of authentication by the Certificate Registrar.

(h)           At the option of any Certificateholder, Owner Trust Certificates may be exchanged for other Owner Trust Certificates, in authorized denominations, evidencing in the aggregate a like aggregate Percentage Interest in the related Sub-Trust upon surrender of the Owner Trust Certificates to be exchanged at the office of the Certificate Registrar, or the office of its Trust Agent in Wilmington, Delaware. Whenever any Owner Trust Certificates are so surrendered for exchange, the Owner Trustee shall execute and the Certificate Registrar shall authenticate and deliver, the Owner Trust Certificates which the Certificateholder is entitled to receive.

(i)            If the Owner Trustee or the Certificate Registrar so requires, every Owner Trust Certificate presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by, the Certificateholder thereof or such person’s attorney duly authorized in writing.

(j)            No service charge shall be made to the requesting Certificateholder for any registration of transfer or exchange of Owner Trust Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Owner Trust Certificates.

(k)           The Certificate Registrar shall cancel and retain or destroy, in accordance with the Owner Trustee’s retention policy then in effect, all Owner Trust Certificates surrendered for registration of transfer or exchange.

(l)            Each Depositor may make a new contribution of capital to the respective Sub-Trust pursuant to Section 2.01(a) of the Loan Sale Agreement,

(m)          No transfer, sale, pledge or other disposition of any Owner Trust Certificate or interest therein shall be made without UBS’s written consent.

SECTION 11.2.      Mutilated, Destroyed, Lost or Stolen Owner Trust Certificates.  If (i) any mutilated Owner Trust Certificate is surrendered to the Owner Trustee or the Certificate Registrar, or the Owner Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Owner Trust Certificate, and (ii) there is delivered to the Owner Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of actual knowledge by a Responsible Officer of the Owner Trustee or the Certificate Registrar that such Owner Trust Certificate has been acquired by a bona fide purchaser, the Owner Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Owner Trust Certificate, a new Owner Trust Certificate of like tenor.  Upon the issuance of any new Owner Trust Certificate under this Section 11.2, the Owner Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith.  Any replacement Owner Trust Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership of the corresponding interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Owner Trust Certificate shall be found at any time and such original Owner Trust Certificate shall thereby be deemed canceled.

SECTION 11.3.      Persons Deemed Owners.  Prior to due presentation of an Owner Trust Certificate for registration of transfer, the Owner Trustee, the Administrator, the Certificate Registrar, the Servicers and any agent of any of them may treat the person or entity in whose name any Owner Trust Certificate is registered as the owner of such Owner Trust Certificate for the purpose of receiving distributions pursuant to Section 3.1 hereof and for all other purposes whatsoever, and neither the Owner Trustee, the Certificate Registrar, the Servicers nor any agent of any of them shall be affected by notice to the contrary.

SECTION 11.4.      Access to Names and Addresses.  (a)  If any Certificateholder or the Administrator (each, in such capacity, an “Applicant”) applies in writing to the Owner Trustee, and such application states that the Applicant desires to communicate with other Certificateholders with respect to their rights under this Agreement or the Owner Trust Certificates and is accompanied by a copy of the communication which such Applicant proposes to transmit, then the Owner Trustee shall, at the expense of such Applicant, within ten (10) Business Days after the receipt of such application, furnish or cause to be furnished to such Applicant a list of the names and addresses of the Certificateholders as set forth in the Certificate Register.

(b)           Every Certificateholder consents to the disclosure to any Applicant of its identity and status as a Certificateholder and agrees with the Owner Trustee that the Owner Trustee and the Certificate Registrar shall not be held accountable in any way by reason of the disclosure of any information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

SECTION 11.5.      Actions of Certificateholders.  (a)  Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Owner Trustee.  Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Owner Trustee, if made in the manner provided in this Section 11.5.

(b)           The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Owner Trustee deems sufficient.

(c)           Any request, demand, authorization, direction, notice, consent, waiver or other action by a Certificateholder shall bind every transferee of every Owner Trust Certificate issued upon the registration of transfer of such Certificateholder’s Owner Trust Certificate or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Owner Trustee, in reliance thereon, whether or not notation of such action is made upon such Owner Trust Certificate.

(d)           The Owner Trustee may require such additional proof of any matter referred to in this Section 11.5 as it shall deem necessary.

SECTION 11.6.      Transferee’s Agreement.  No assignment, conveyance or other transfer pursuant to this Article XI shall be effective unless the transferee shall have executed and delivered to the Owner Trustee an instrument containing the transferee’s agreement to be bound by the terms of this Agreement.

ARTICLE XII

MISCELLANEOUS

SECTION 12.1.      No Legal Title to Trust Estate in the Certificateholder.  The Certificateholders shall not have legal title to any part of the Trust Estate; provided, however, that the Certificateholders have a beneficial interest in the applicable respective Sub-Trust Estate.  No transfer by operation of law or otherwise of any right, title or interest of the Certificateholders in and to the respective Sub-Trust Estate or hereunder shall operate to terminate this Agreement or the Trust or the trusts hereunder or entitle any successor or transferee to an accounting or to the transfer to it of legal title to any part of the respective Sub-Trust Estate.

SECTION 12.2.      Action by the Owner Trustee is Binding.  Any actions, directions, approvals or consents by the Owner Trustee so long as such actions, directions, consents or approvals are made pursuant to the terms of this Agreement shall bind the Certificateholders and shall be effective to consent to action taken by the parties.  No such party shall be required to inquire as to the authorization, necessity, expediency or regularity of such consent by the Owner Trustee.

SECTION 12.3.      Limitation on Rights of Others.  Nothing in this Agreement, whether express or implied, shall be construed to give to any person or entity, other than the Bank, the Owner Trustee, the Depositors, the Certificateholders and UBS, any legal or equitable right, remedy or claim under or in respect of this Agreement.

SECTION 12.4.      Notices.  All demands, notices and communications hereunder shall be in writing, may be given by facsimile transmission, shall be deemed to have been given upon receipt (except that notices being sent by first class mail, postage prepaid, shall be deemed to be received five business days following the mailing thereof) as follows: (i) in the case of the Owner Trustee, Wilmington Trust Company, Rodney Square North, 1100 North Market Square, Wilmington Delaware 19890-0001, facsimile number: (302) 636-4140 or (302) 636-4141, Attention: Corporate Trust Administration; (ii) in the case of the Depositors, 33 Maiden Lane, New York, NY 10038, facsimile number: (212) 651-4674, Attention:  Michael A. Zigrossi and John R. Cuti; (iii) in the case of the Trust, c/o MortgageIT, Inc., 33 Maiden Lane, New York, NY 10038, facsimile number: (212) 651-4674, Attention: Attention:  Michael A. Zigrossi and John R. Cuti; and (iv) in the case of a Certificateholder, to that Person’s name and address as set forth from time to time in the Certificate Register; or as to each such Person such other address and/or facsimile number as any of them shall specify by written notice to the other parties.

SECTION 12.5.      Severability.  To the extent permitted by law, any provision of this Agreement that may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 12.6.      Limitation on the Depositors’ and the Certificateholders’ Respective Liability.  Neither of the Depositors nor any Certificateholder shall have any liability for the performance of this Agreement except as expressly set forth herein.

SECTION 12.7.      Separate Counterparts.  This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 12.8.      Successors and Assigns.  All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Bank, the Owner Trustee and its successors and assigns, the Certificateholders and the Depositors and their respective successors and assigns, all as herein provided.  Any request, notice, direction, consent, waiver or other instrument or action by either Depositor shall bind the successors and assigns of such Depositor and any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.  It is the intention of the parties hereto that the Trust constitute a trust formed pursuant to the laws of the State of Delaware with the purpose of facilitating the transactions contemplated by the Trust Documents.

SECTION 12.9.      Headings.  The headings of the various articles and sections herein are for convenience of reference only and shall not define or limit any of the terms or provision hereof.

SECTION 12.10.    Governing Law.  THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

SECTION 12.11.    Administration of Trust.  The principal place of administration of the Trust shall be in the State of Delaware or in the State of New York.

SECTION 12.12.    Performance by the Depositor or the Administrator.  Any obligation of the Owner Trustee or the Trust hereunder or under any Trust Document or other document contemplated herein may be performed by either Depositor or the Administrator and any such performance shall not be construed as a revocation of the trusts created hereby.

SECTION 12.13.    No Implied Waiver.  No term or provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing entered into as provided in Section 9.1 hereof; and any such waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

SECTION 12.14.    Third Party Beneficiary.  UBS, for itself and for the benefit of the Noteholders, is an intended third-party beneficiary of this Agreement from and including the date hereof to the date on which the Liens on the Trust Estate created pursuant to the Facility Agreements are satisfied, discharged and released; UBS shall give notice to the Owner Trustee of such release.

SECTION 12.15.    References.  The definitions in Article I shall apply equally to both the singular and plural forms of the terms defined. “Include”, “included”, “includes” and “including” shall be deemed to be followed by “without limitation”.  “Writing”, “written” and comparable terms refer to printing, typing, lithography or other means of reproducing words in a visible form.  Any agreement or instrument or any law, rule or regulation of any Governmental Authority defined or referred to in Article I means such agreement or instrument or such law, rule or regulation as from time to time amended, modified or supplemented in accordance with the terms thereof, including (in the case of agreements or instruments) by waiver or consent and (in the case of such law, rule or regulation) by succession of any comparable successor law, rule or regulation and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein.  References to a Person are also to its successors and permitted assigns.  Any term defined above by reference to any agreement or instrument or any law, rule or regulation of any Governmental Authority has such meaning whether or not such agreement, instrument or law, rule or regulation is in effect.  “Agreement”, “hereof’, “herein”, “hereto”, “hereunder” and comparable terms refer to this Agreement (including all exhibits and schedules hereto) and not to any particular article, section, clause or other subdivision hereof or attachment hereto.  References to any gender include, unless the context otherwise requires, references to all genders, and references to the singular include, unless the context other requires, references to the plural and vice versa.  References in this Agreement to “Article”, “Section”, “Clause” or another subdivision or to an attachment are, unless the context otherwise requires, to an article, clause or subdivision of or attachment to this Agreement.

SECTION 12.16.    UBS Cash Account.  (a)  The Trust hereby authorizes and directs UBS to create a UBS Cash Account, which account shall be held by the UBS and shall be subject to the terms and conditions of this Agreement.  The UBS Cash Account shall contain a sub-trust account with respect to the REIT Mortgage Loans (the “REIT UBS Cash Account”) and a sub-trust account with respect to the TRS Mortgage Loans (the “TRS UBS Cash Account”), that reflect the balances of the REIT Trust Estate and the TRS Trust Estate, respectively.  UBS shall notify the Trust, via electronic or facsimile transmission, of the UBS Cash Account Balance on each Business Day when the UBS Cash Account Balance is greater than zero and on each Business Day on which a Transaction or a Note Purchase occurs.

(b)           UBS shall credit the REIT UBS Cash Sub-Account for (i) any deposits therein by the REIT-Sub Trust upon the REIT Sub-Trust’s written direction pursuant to a Withdrawal/Deposit Notice, (ii) any Supplemental Amount for any REIT Mortgage Loan upon the refunding to UBS of the Disbursement Amount for such REIT Mortgage Loan by the Escrow Agent upon any failure to apply the Disbursement Amount in connection with the proposed funding of a Mortgage Loan, (iii) any credit pursuant to a UBS Cash Account Adjustment, (iv) any UBS Cash Account Interest Accruals and (vi) any deposits by the REIT Sub-Trust under the Note Purchase Agreement.  UBS shall credit the TRS UBS Cash Sub-Account for (i) any deposits therein by the TRS Sub-Trust upon the TRS Sub-Trust’s written direction pursuant to a Withdrawal/Deposit Notice, (ii) any amounts due the TRS Sub-Trust and payable by UBS under any UBS Purchase Program to the extent not otherwise netted as described in Section 3 of the Loan Repurchase Agreement, (iii) any Supplemental Amount for any TRS Mortgage Loan upon the refunding to UBS of the Disbursement Amount for such TRS Mortgage Loan by the Escrow Agent upon any failure to apply the Disbursement Amount in connection with the proposed funding of a TRS Mortgage Loan, (iv) any credit pursuant to a UBS Cash Account Adjustment, (v) any UBS Cash Account Interest Accruals and (vi) any deposits by the TRS Sub-Trust under the Loan Repurchase Agreement, the Loan Purchase Agreement and/or the Loan Participation Agreement.

(c)           UBS shall debit the REIT UBS Cash Sub-Account for (i) any withdrawals therefrom by the REIT Sub-Trust upon the REIT Sub-Trust’s written direction pursuant to a Withdrawal/Deposit Notice, (ii) the Supplemental Amount for any REIT Mortgage Loan upon payment of the Disbursement Amount for such REIT Mortgage Loan to the Escrow Agent, (iii) any debit pursuant to a UBS Cash Account Adjustment and (iv) any Wire Fees and other fees or other amounts payable hereunder by the REIT Sub-Trust.  UBS shall debit the TRS UBS Cash Sub-Account for (i) any withdrawals therefrom by the TRS Sub-Trust upon the TRS Sub-Trust’s written direction pursuant to a Withdrawal/Deposit Notice, (ii) any amounts due UBS and payable by the TRS Sub-Trust under any UBS Purchase Program, (iii) the Supplemental Amount for any TRS Mortgage Loan upon payment of the Disbursement Amount for such TRS Mortgage Loan to the Escrow Agent in accordance with Section 2(b)(2), Section 2(c)(1) and Section 2(d)(2) of the Loan Repurchase Agreement, (iv) any debit pursuant to a UBS Cash Account Adjustment and (v) any Wire Fees and other fees or other amounts payable hereunder by the TRS Sub-Trust.

(d)           Upon termination of any of the Facility Agreements and payment in full of all obligations owing by the Trust under any of the Trust Documents, UBS shall remit to each Sub-Trust the UBS Cash Account Balance in the related sub-trust account.

(e)           The Trust hereby confirms and agrees that to secure the Trust’s obligations under Transaction Documents, it hereby grants to UBS a first priority continuing security interest in and to the UBS Cash Account and all proceeds (as defined in the UCC) of such account.  The Trust further agrees that UBS may issue “entitlement orders” (within the meaning of Section 8-102(a)(8) of the UCC) or other instructions from UBS, including, without limitation, directing the transfer or redemption of any financial asset credited to, or the disposition of funds held in, the UBS Cash Account for application against any obligations in such order as UBS shall determined in its sole discretion.  It is hereby acknowledged and agreed that UBS is exercising exclusive control over the UBS Cash Account as of the date hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereunto duly authorized, as of the date hereof.

MORTGAGEIT HOLDINGS, INC.,
as a Depositor and initial Certificateholder

By:	/s/ JOHN R. CUTI
	Name:	John R. Cuti
	Title:	Secretary

MORTGAGEIT, INC.,
as a Depositor and initial Certificateholder

By:	/s/ JOHN R. CUTI
	Name:	John R. Cuti
	Title:	Secretary

WILMINGTON TRUST COMPANY,
as Owner Trustee

By:	/s/ Janel R. Harvilla
	Name:	Janel R. Harvilla
	Title:	Financial Services Officer

Acknowledged and Agreed to with Respect to Section 7.4 and Section 12.16 of this Agreement By:

UBS REAL ESTATE SECURITIES INC.

By:	/s/ ROBERT CARPENTER
	Name:	Robert Carpenter
	Title:	Director

By:	/s/ GEORGE MANGIARACINA
	Name:	George Mangiaracina
	Title:	Managing Director

EXHIBIT A-1

FORM OF REIT CERTIFICATE

MORTGAGEIT SPV I, c/o Wilmington Trust Company, Rodney Square North, 1100
North Market Street, Wilmington, Delaware 19890-0001, facsimile number: (302) 636-4140 or (302) 636-4141, Attention: Corporate Trust Administration

evidencing a non-assessable, fully paid 100% beneficial interest in the REIT Sub-Trust Estate.

Date of Trust Agreement: August 4, 2004	Percentage Interest in REIT Sub-Trust Evidenced by this Owner Trust Certificate: 100%

Closing Date: August 4, 2004

Depositor and initial Holder of the Owner Trust Certificates: MortgageIT Holdings, Inc.	Owner Trustee: Wilmington Trust Company

Owner Trust Certificate No.REIT-1

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN, OR OBLIGATION OF, THE DEPOSITORS, THE OWNER TRUSTEE, ANY OF THEIR RESPECTIVE AFFILIATES, OR ANY OTHER PERSON.  THIS CERTIFICATE IS NOT INSURED OR GUARANTEED, IN WHOLE OR IN PART, BY ANY GOVERNMENTAL ENTITY OR INSTRUMENTALITY OR ANY PRIVATE INSURER OR GUARANTOR.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 11.1 OF THE TRUST AGREEMENT (AS DEFINED HEREIN).

NO TRANSFER OF THIS CERTIFICATE TO (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (EACH A “PLAN”) SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”) OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS AGENT OF, OR WITH ASSETS OF A PLAN WILL BE REGISTERED.

A-1-1

THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (1) AN AFFIDAVIT TO THE CERTIFICATE REGISTRAR THAT (A) SUCH TRANSFEREE IS A PERMITTED TRANSFEREE, IT IS NOT ACQUIRING ITS OWNERSHIP INTEREST IN THE OWNER TRUST CERTIFICATE THAT IS THE SUBJECT OF THE PROPOSED TRANSFER AS A NOMINEE, TRUSTEE OR AGENT FOR ANY PERSON THAT IS NOT A PERMITTED TRANSFEREE, THAT FOR SO LONG AS IT RETAINS ITS OWNERSHIP INTEREST IN AN OWNER TRUST CERTIFICATE, IT WILL ENDEAVOR TO REMAIN A PERMITTED TRANSFEREE, AND THAT IT HAS REVIEWED THE PROVISIONS OF SECTION 11.1(D) OF THE TRUST AGREEMENT AND AGREES TO BE BOUND BY THEM.  EACH PERSON HOLDING OR ACQUIRING ANY OWNERSHIP INTEREST IN AN OWNER TRUST CERTIFICATE SHALL AGREE (X) TO REQUIRE A TRANSFER AFFIDAVIT AND AGREEMENT (IN THE FORM ATTACHED AS EXHIBIT C-1 TO THE TRUST AGREEMENT) FROM ANY OTHER PERSON TO WHOM SUCH PERSON ATTEMPTS TO TRANSFER ITS OWNERSHIP INTEREST IN AN OWNER TRUST CERTIFICATE AND (Y) NOT TO TRANSFER ITS OWNERSHIP INTEREST UNLESS IT PROVIDES A TRANSFEROR AFFIDAVIT (A “TRANSFEROR AFFIDAVIT,” IN THE FORM ATTACHED EXHIBIT C-2 TO THE TRUST AGREEMENT) TO THE CERTIFICATE REGISTRAR STATING THAT, AMONG OTHER THINGS, IT HAS NOT ACTUAL KNOWLEDGE THAT SUCH OTHER PERSON IS NOT A PERMITTED TRANSFEREE.  NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS OWNER TRUST CERTIFICATE TO A PERSON WHO IS NOT A PERMITTED TRANSFEREE SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.  EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 11.1 OF THE TRUST AGREEMENT REFERRED TO HEREIN.

This Certificate is issued pursuant to, and in accordance with, the terms of a Trust Agreement, dated as of August 4, 2004 (the “Trust Agreement”; terms not otherwise defined herein shall have the meanings assigned to those terms in the Trust Agreement), among MortgageIT, Inc., MortgageIT Holdings, Inc. (together with MortgageIT, Inc., the “Depositors”) and Wilmington Trust Company as Owner Trustee (the “Owner Trustee”), a summary of certain of the pertinent provisions of which are set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound.  In the event of a conflict between the provisions of this Certificate and those of the Trust Agreement, the provisions of the Trust Agreement shall control.

A-1-2

This certifies that MORTGAGEIT HOLDINGS, INC. (the “Certificateholder”) is the registered owner of the beneficial interest evidenced by this Certificate in the REIT Sub-Trust, a series of MortgageIT SPV I (the “Trust”) established pursuant to the Trust Agreement.  The assets of the Trust include the REIT Mortgage Loans and the proceeds thereof.

Except to the extent of their execution and authentication, respectively, of the REIT Certificates, the Owner Trustee and the Certificate Registrar make no representation or warranty as to any of the statements contained herein or the validity or sufficiency of this Certificate.  The Owner Trustee has executed this Certificate in its limited capacity as Owner Trustee under the Trust Agreement, and the Certificate Registrar has authenticated this Certificate in its limited capacity as Certificate Registrar under the Trust Agreement.

Distributions on the REIT Certificates will be made, to the extent of available funds in the REIT Sub-Trust, on the 2nd day of each month or, if any such day is not a Business Day, then the next succeeding Business Day (each, a “Payment Date”), commencing in September 2004.  As more fully described in the Trust Agreement, distributions allocable to the REIT Certificates will be made on each Payment Date up to the amount of Certificateholder Funds for the related Payment Date and, to the extent not previously paid, for all prior Payment Dates.  As and to the extent described in the Trust Agreement, distributions of Certificateholder Funds will be limited to the amount available for such purpose as described in Section 3.1.  Such available funds will be distributed on each Payment Date on a pro rata basis among the Holders of the REIT Certificates.

Upon the retirement of all of the Notes, the Holders of the REIT Certificates will receive all further payments in respect of the Certificateholder Funds.  Pursuant to the Trust Agreement, all payments made with respect to the REIT Certificates on any Payment Date shall be allocated pro rata among the Holders of the REIT Certificates based upon their respective Percentage Interests in the REIT Sub-Trust.  Payments to the Holders of the REIT Certificates on each Payment Date will be made to the Certificateholders of record on the related Record Date.  Payments to any Certificateholder on any Payment Date shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Owner Trustee and the Servicers in writing at least five Business Days prior to the related Record Date, or otherwise by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. Final payment on each Owner Trust Certificate will be made in like manner, but only upon presentment and surrender of such Owner Trust Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final payment.

This Certificate does not purport to summarize the Trust Agreement and the Trust Agreement shall govern the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby and the rights, duties and immunities of the Owner Trustee.

No transfer, sale, pledge or other disposition of this Certificate or interest herein shall be made to a Non-United States Person.

A-1-3

No transfer, sale, pledge or other disposition of this Certificate or interest herein shall be made unless that transfer, sale, pledge or the disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws.  The Trust has not been registered as an investment company under the Investment Company Act, and no transfer of a Certificate may be made (i) to any Person other than (a) a QIB or (b) a Person involved in the organization or operation of the Trust or an Affiliate of such Person within the meaning of the Investment Company Act or (ii) to any Person that would require the Trust or any such trust fund to be registered as an investment company under the Investment Company Act.  If such transfer is to be made to any Person who is not a Person involved in the organization or operation of the Trust or an Affiliate of such Person within the meaning of the Investment Company Act, then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit B-1 to the Trust Agreement and a certificate from such Certificateholder’s prospective transferee substantially in the form attached as Exhibit B-2 to the Trust Agreement.  None of the Trust, the Depositors, the Owner Trustee or the Certificate Registrar is obligated to register or qualify this Certificate under the Securities Act or any other securities laws or to take any action not otherwise required under the Trust Agreement to permit the transfer of this Certificate or interest herein without registration or qualification.  Any Certificateholder desiring to effect a transfer of this Certificate or an interest herein shall, and does hereby agree to, indemnify the Trust, the Depositors, the Administrator, the Owner Trustee, the Trust Agent and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of this Certificate or any interest herein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a “Plan”), or (B) to any Person who is directly or indirectly purchasing this Certificate or interest herein on behalf of, as named fiduciary of, as agent of, or with assets of a Plan.

Prior to registration of any transfer, sale of other disposition of this Owner Trust Certificate, (i) the proposed transferee shall provide to the Certificate Registrar an affidavit to the effect that such transferee is a Permitted Transferee and (ii) the Transferor shall provide the Certificate Registrar an affidavit to the effect that, among other things, it has no actual knowledge that the proposed transferee is not a Permitted Transferee.  Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of this Owner Trust Certificate to a person who is not a Permitted Transferee, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose, including, but not limited to, the receipt of distributions in respect of this Owner Trust Certificate.

By its acceptance of a Certificate, each prospective Holder agrees and acknowledges that no legal or beneficial interest in all or any portion of any Certificate may be transferred directly or indirectly to an individual, corporation, partnership or other Person unless

A-1-4

such transferee is not a Non-United States Person and any such purported transfer shall be void and of no effect.

No assignment, conveyance or other transfer of this Certificate shall be effective unless the transferee shall have executed and delivered to the Owner Trustee an instrument containing the transferee’s agreement to be bound by the terms of the Trust Agreement.

Prior to transfer of this Certificate in accordance with the foregoing and the Trust Agreement, the Owner Trustee, the Trust and the Certificate Registrar and any agent of any of them may treat the person or entity in whose name this Certificate is registered as the owner hereof for the purpose of receiving distributions pursuant to the Trust Agreement, pursuant to the Note Purchase Agreement and for all other purposes whatsoever, and neither the Owner Trustee, the Trust, the Certificate Registrar nor any agent of any of them shall be affected by notice to the contrary.

As provided in the Trust Agreement and subject to certain limitations herein and therein set forth, this Certificate is exchangeable for other Certificates of the same Class in authorized denominations representing a like aggregate Percentage Interest, as requested by the Certificateholder surrendering the same.

No service charge will be made to a Certificateholder for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trust Agreement permits, with certain exceptions therein provided, the amendment of the Trust Agreement and the modification of the rights of the Certificateholders at any time by the Owner Trustee with the consent of UBS and the Certificateholders entitled to a majority of the Voting Rights (except as provided in the Trust Agreement).  Any consent by the Certificateholder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

The obligations created by the Trust Agreement shall not terminate until the Notes have been paid in full and the Liens on the Trust Estate created by the Facility Agreements have been released.

Unless the Certificate of Authentication on this Certificate has been executed by or on behalf of the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

A-1-5

IN WITNESS WHEREOF, the Owner Trustee has caused this Certificate to be duly executed.

MORTGAGEIT SPV I acting with respect to the REIT Sub-Trust

By:	WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee

Authorized Officer

This is one of the Owner Trust Certificates referred to in the within-referenced Trust Agreement.

Date: August 4, 2004

WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee acting as Certificate Registrar

Authorized Officer

A-1-6

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned (“Assignor(s)”) hereby sell(s), assign(s) and transfer(s) unto                                                                                                                                                                                                                                                        [(Please print or typewrite name(s) and address(es). including postal zip code of assignee(s)] (“Assignee(s)”) that portion of the interest in the Trust represented by the within Owner Trust Certificate set forth below and hereby authorize(s) the transfer and registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust.

I (we) further direct the Certificate Registrar to issue a new Certificate of the same Class for that portion of the interest in the Trust represented by the within Certificate set forth below to the above-named Assignee(s) and deliver such Certificate to the following address:                                                                                                                                                                                to issue a new Owner Trust Certificate of the same Class for the remainder of the interest in the Trust represented by the within Certificate to the Assignor(s) and deliver such Certificate to the following address:                                                                                    and to cancel the within Certificate.

Date:
Signature by or on behalf of Assignor(s)

Percentage Interest
Transferred:
Taxpayer Identification Number

A-1-7

EXHIBIT A-2

FORM OF TRS CERTIFICATE

MORTGAGEIT SPV I, c/o Wilmington Trust Company, Rodney Square North, 1100
North Market Street, Wilmington, Delaware 19890-0001, facsimile number: (302) 636-4140 or (302) 636-4141, Attention: Corporate Trust Administration

evidencing a non-assessable, fully paid 100% beneficial interest in the TRS Sub-Trust Estate.

Date of Trust Agreement: August 4, 2004	Percentage Interest in TRS Sub-Trust Evidenced by this Owner Trust Certificate: 100%

Closing Date: August 4, 2004

Depositor and initial Holder of the Owner Trust Certificates: MortgageIT, Inc.	Owner Trustee: Wilmington Trust Company

Owner Trust Certificate No. TRS-1

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN, OR OBLIGATION OF, THE DEPOSITORS, THE OWNER TRUSTEE, ANY OF THEIR RESPECTIVE AFFILIATES, OR ANY OTHER PERSON.  THIS CERTIFICATE IS NOT INSURED OR GUARANTEED, IN WHOLE OR IN PART, BY ANY GOVERNMENTAL ENTITY OR INSTRUMENTALITY OR ANY PRIVATE INSURER OR GUARANTOR.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 11.1 OF THE TRUST AGREEMENT (AS DEFINED HEREIN).

NO TRANSFER OF THIS CERTIFICATE TO (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (EACH A “PLAN”) SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”) OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS AGENT OF, OR WITH ASSETS OF A PLAN WILL BE REGISTERED.

A-2-1

THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (1) AN AFFIDAVIT TO THE CERTIFICATE REGISTRAR THAT (A) SUCH TRANSFEREE IS A PERMITTED TRANSFEREE, IT IS NOT ACQUIRING ITS OWNERSHIP INTEREST IN THE OWNER TRUST CERTIFICATE THAT IS THE SUBJECT OF THE PROPOSED TRANSFER AS A NOMINEE, TRUSTEE OR AGENT FOR ANY PERSON THAT IS NOT A PERMITTED TRANSFEREE, THAT FOR SO LONG AS IT RETAINS ITS OWNERSHIP INTEREST IN AN OWNER TRUST CERTIFICATE, IT WILL ENDEAVOR TO REMAIN A PERMITTED TRANSFEREE, AND THAT IT HAS REVIEWED THE PROVISIONS OF SECTION 11.1(D) OF THE TRUST AGREEMENT AND AGREES TO BE BOUND BY THEM.  EACH PERSON HOLDING OR ACQUIRING ANY OWNERSHIP INTEREST IN AN OWNER TRUST CERTIFICATE SHALL AGREE (X) TO REQUIRE A TRANSFER AFFIDAVIT AND AGREEMENT (IN THE FORM ATTACHED AS EXHIBIT C-1 TO THE TRUST AGREEMENT) FROM ANY OTHER PERSON TO WHOM SUCH PERSON ATTEMPTS TO TRANSFER ITS OWNERSHIP INTEREST IN AN OWNER TRUST CERTIFICATE AND (Y) NOT TO TRANSFER ITS OWNERSHIP INTEREST UNLESS IT PROVIDES A TRANSFEROR AFFIDAVIT (A “TRANSFEROR AFFIDAVIT,” IN THE FORM ATTACHED EXHIBIT C-2 TO THE TRUST AGREEMENT) TO THE CERTIFICATE REGISTRAR STATING THAT, AMONG OTHER THINGS, IT HAS NOT ACTUAL KNOWLEDGE THAT SUCH OTHER PERSON IS NOT A PERMITTED TRANSFEREE.  NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS OWNER TRUST CERTIFICATE TO A PERSON WHO IS NOT A PERMITTED TRANSFEREE SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.  EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 11.1 OF THE TRUST AGREEMENT REFERRED TO HEREIN.

This Certificate is issued pursuant to, and in accordance with, the terms of a Trust Agreement, dated as of August 4, 2004 (the “Trust Agreement”; terms not otherwise defined herein shall have the meanings assigned to those terms in the Trust Agreement), among MortgageIT, Inc., MortgageIT Holdings, Inc. (together with MortgageIT, Inc., the “Depositors”) and Wilmington Trust Company as Owner Trustee (the “Owner Trustee”), a summary of certain of the pertinent provisions of which are set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound.  In the event of a conflict between the provisions of this Certificate and those of the Trust Agreement, the provisions of the Trust Agreement shall control.

A-2-2

This certifies that MORTGAGEIT, INC. (the “Certificateholder”) is the registered owner of the beneficial interest evidenced by this Certificate in the TRS Sub-Trust, a series of MortgageIT SPV I (the “Trust”) established pursuant to the Trust Agreement.  The assets of the Trust include the TRS Mortgage Loans and the proceeds thereof.

Except to the extent of their execution and authentication, respectively, of the TRS Certificates, the Owner Trustee and the Certificate Registrar make no representation or warranty as to any of the statements contained herein or the validity or sufficiency of this Certificate.  The Owner Trustee has executed this Certificate in its limited capacity as Owner Trustee under the Trust Agreement, and the Certificate Registrar has authenticated this Certificate in its limited capacity as Certificate Registrar under the Trust Agreement.

Distributions on the TRS Certificates will be made, to the extent of available funds in the TRS Sub-Trust, on the 2nd day of each month or, if any such day is not a Business Day, then the next succeeding Business Day (each, a “Payment Date”), commencing in September, 2004.  As more fully described in the Trust Agreement, distributions allocable to the TRS Certificates will be made on each Payment Date up to the amount of Certificateholder Funds for the related Payment Date and, to the extent not previously paid, for all prior Payment Dates.  As and to the extent described in the Trust Agreement, distributions of Certificateholder Funds will be limited to the amount available for such purpose as described in Section 3.1.  Such available funds will be distributed on each Payment Date on a pro rata basis among the Holders of the TRS Certificates.

Upon the retirement of all of the Notes, the Holders of the TRS Certificates will receive all further payments in respect of the Certificateholder Funds.  Pursuant to the Trust Agreement, all payments made with respect to the TRS Certificates on any Payment Date shall be allocated pro rata among the Holders of the TRS Certificates based upon their respective Percentage Interests in the TRS Sub-Trust.  Payments to the Holders of the TRS Certificates on each Payment Date will be made to the Certificateholders of record on the related Record Date. Payments to any Certificateholder on any Payment Date shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Owner Trustee and the Servicers in writing at least five Business Days prior to the related Record Date, or otherwise by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  Final payment on each Owner Trust Certificate will be made in like manner, but only upon presentment and surrender of such Owner Trust Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final payment.

This Certificate does not purport to summarize the Trust Agreement and the Trust Agreement shall govern the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby and the rights, duties and immunities of the Owner Trustee.

No transfer, sale, pledge or other disposition of this Certificate or interest herein shall be made to a Non-United States Person.

A-2-3

No transfer, sale, pledge or other disposition of this Certificate or interest herein shall be made unless that transfer, sale, pledge or the disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws.  The Trust has not been registered as an investment company under the Investment Company Act, and no transfer of a Certificate may be made (i) to any Person other than (a) a QIB or (b) a Person involved in the organization or operation of the Trust or an Affiliate of such Person within the meaning of the Investment Company Act or (ii) to any Person that would require the Trust or any such trust fund to be registered as an investment company under the Investment Company Act.  If such transfer is to be made to any Person who is not a Person involved in the organization or operation of the Trust or an Affiliate of such Person within the meaning of the Investment Company Act, then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit B-1 to the Trust Agreement and a certificate from such Certificateholder’s prospective transferee substantially in the form attached as Exhibit B-2 to the Trust Agreement.  None of the Trust, the Depositors, the Owner Trustee or the Certificate Registrar is obligated to register or qualify this Certificate under the Securities Act or any other securities laws or to take any action not otherwise required under the Trust Agreement to permit the transfer of this Certificate or interest herein without registration or qualification.  Any Certificateholder desiring to effect a transfer of this Certificate or an interest herein shall, and does hereby agree to, indemnify the Trust, the Depositors, the Administrator, the Owner Trustee, the Trust Agent and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of this Certificate or any interest herein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a “Plan”), or (B) to any Person who is directly or indirectly purchasing this Certificate or interest herein on behalf of, as named fiduciary of, as agent of, or with assets of a Plan.

Prior to registration of any transfer, sale of other disposition of this Owner Trust Certificate, (i) the proposed transferee shall provide to the Certificate Registrar an affidavit to the effect that such transferee is a Permitted Transferee and (ii) the Transferor shall provide the Certificate Registrar an affidavit to the effect that, among other things, it has no actual knowledge that the proposed transferee is not a Permitted Transferee.  Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of this Owner Trust Certificate to a person who is not a Permitted Transferee, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose, including, but not limited to, the receipt of distributions in respect of this Owner Trust Certificate.

By its acceptance of a Certificate, each prospective Holder agrees and acknowledges that no legal or beneficial interest in all or any portion of any Certificate may be transferred directly or indirectly to an individual, corporation, partnership or other Person unless

A-2-4

such transferee is not a Non-United States Person and any such purported transfer shall be void and of no effect.

No assignment, conveyance or other transfer of this Certificate shall be effective unless the transferee shall have executed and delivered to the Owner Trustee an instrument containing the transferee’s agreement to be bound by the terms of the Trust Agreement.

Prior to transfer of this Certificate in accordance with the foregoing and the Trust Agreement, the Owner Trustee, the Trust and the Certificate Registrar and any agent of any of them may treat the person or entity in whose name this Certificate is registered as the owner hereof for the purpose of receiving distributions pursuant to the Trust Agreement, pursuant to the Note Purchase Agreement and for all other purposes whatsoever, and neither the Owner Trustee, the Trust, the Certificate Registrar nor any agent of any of them shall be affected by notice to the contrary.

As provided in the Trust Agreement and subject to certain limitations herein and therein set forth, this Certificate is exchangeable for other Certificates of the same Class in authorized denominations representing a like aggregate Percentage Interest, as requested by the Certificateholder surrendering the same.

No service charge will be made to a Certificateholder for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trust Agreement permits, with certain exceptions therein provided, the amendment of the Trust Agreement and the modification of the rights of the Certificateholders at any time by the Owner Trustee with the consent of UBS and the Certificateholders entitled to a majority of the Voting Rights (except as provided in the Trust Agreement).  Any consent by the Certificateholder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

The obligations created by the Trust Agreement shall not terminate until the Notes have been paid in full and the Liens on the Trust Estate created by the Facility Agreements have been released.

Unless the Certificate of Authentication on this Certificate has been executed by or on behalf of the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

A-2-5

IN WITNESS WHEREOF, the Owner Trustee has caused this Certificate to be duly executed.

MORTGAGEIT SPV I acting with respect to the TRS Sub-Trust

By:	WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee

Authorized Officer

This is one of the Owner Trust Certificates referred to in the within-referenced Trust Agreement.

Date: August 4, 2004

WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee acting as Certificate Registrar

Authorized Officer

A-2-6

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned (“Assignor(s)”) hereby sell(s), assign(s) and transfer(s) unto                                                                                                                                                                                                                                                                           [(Please print or typewrite name(s) and address(es). including postal zip code of assignee(s)] (“Assignee(s)”) that portion of the interest in the Trust represented by the within Owner Trust Certificate set forth below and hereby authorize(s) the transfer and registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust.

I (we) further direct the Certificate Registrar to issue a new Certificate of the same Class for that portion of the interest in the Trust represented by the within Certificate set forth below to the above-named Assignee(s) and deliver such Certificate to the following address:                                                                                                                                                                              to issue a new Owner Trust Certificate of the same Class for the remainder of the interest in the Trust represented by the within Certificate to the Assignor(s) and deliver such Certificate to the following address:                                                                                                                                                                                                                                                 and to cancel the within Certificate.

Date:
Signature by or on behalf of Assignor(s)

Percentage Interest
Transferred:
Taxpayer Identification Number

A-2-7

EXHIBIT B-1

FORM OF TRANSFEROR CERTIFICATE
FOR TRANSFERS OF THE OWNER TRUST CERTIFICATES

[Date]

[CERTIFICATE REGISTRAR]

Re:                               MortgageIT SPV I
owner trust certificates relating to the [REIT/TRS] Sub-Trust (the “Owner Trust Certificates”)

Ladies and Gentlemen:

This letter is delivered to you in connection with the sale by                                                      (the “Transferor”) to                                                       (the “Transferee”) of the Owner Trust Certificates representing a                    % Percentage Interest in the [REIT/TRS] Sub-Trust (the “Transferred Owner Trust Certificates”).  The Owner Trust Certificates, including the Transferred Owner Trust Certificates, were issued pursuant to the Trust Agreement, dated as of August 4, 2004 (the “Agreement”), among MortgageIT, Inc., MortgageIT Holdings, Inc. (together with MortgageIT, Inc., the “Depositors”) and Wilmington Trust Company as Owner Trustee (the “Owner Trustee”).  All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Agreement.  The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, and for the benefit of the Depositors, the Owner Trustee and the Transferee, that:

1.             The Transferor is the lawful owner of the Transferred Owner Trust Certificates with the full right to transfer such Owner Trust Certificates free from any and all claims and encumbrances whatsoever.

2.             Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Owner Trust Certificate, any interest in any Owner Trust Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Owner Trust Certificate, any interest in any Owner Trust Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Owner Trust Certificate, any interest in any Owner Trust Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of any Owner Trust Certificate under the Securities Act of 1933, as amended (the “Securities Act”), or would render the disposition of any Owner Trust Certificate a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of any Owner Trust Certificate pursuant to the Securities Act or any state securities laws.

B-1-1

3.             The Transferor and any person acting on behalf of the Transferor in this matter reasonably believe that the Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A (“Rule 144A”) under the Securities Act (a “Qualified Institutional Buyer”) purchasing for its own account or for the account of a Qualified Institutional Buyer. In determining whether the Transferee is a Qualified Institutional Buyer, the Transferor and any person acting on behalf of the Transferor in this matter have relied upon the following method(s) of establishing the Transferee’s ownership and discretionary investments of securities (check one or more):

☐                                    (a) The Transferee’s most recent publicly available financial statements, which statements present the information as of a date within 16 months preceding the date of sale of the Transferred Owner Trust Certificate in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

☐                                    (b) The most recent publicly available information appearing in documents filed by the Transferee with the Securities and Exchange Commission or another United States federal, state, or local governmental agency or self-regulatory organization, or with a foreign governmental agency or self-regulatory organization, which information is as of a date within 16 months preceding the date of sale of the Transferred Owner Trust Certificate in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

☐                                    (c) The most recent publicly available information appearing in a recognized securities manual, which information is as of a date within 16 months preceding the date of sale of the Transferred Owner Trust Certificate in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

☐                                    (d) A certification by the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the Transferee, specifying the amount of securities owned and invested on a discretionary basis by the Transferee as of a specific date on or since the close of the Transferee’s most recent fiscal year, or, in the case of a Transferee that is a member of a “family of investment companies”, as that term is defined in Rule 144A, a certification by an executive officer of the investment adviser specifying the amount of securities owned by the “family of . investment companies” as of a specific date on or since the close of the Transferee’s most recent fiscal year.

4.             The Transferor and any person acting on behalf of the Transferor understand that in determining the aggregate amount of securities owned and invested on a discretionary basis by an entity for purposes of establishing whether such entity is a Qualified Institutional Buyer:

(a) the following instruments and interests shall be excluded: securities of issuers that are affiliated with the Transferee; securities that are part of an unsold

B-1-2

allotment to or subscription by the Transferee, if the Transferee is a dealer; securities of issuers that are part of the Transferee’s “family of investment companies”, if the Transferee is a registered investment company; bank deposit notes and certificates of deposit; loan participations; repurchase agreements; securities owned but subject to a repurchase agreement; and currency, interest rate and commodity swaps;

(b) the aggregate value of the securities shall be the cost of such securities, except where the entity reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities may be valued at market;

(c) securities owned by subsidiaries of the entity that are consolidated with the entity in its financial statements prepared in accordance with generally accepted accounting principles may be included if the investments of such subsidiaries are managed under the direction of the entity, except that, unless the entity is a reporting company under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, securities owned by such subsidiaries may not be included if the entity itself is a majority-owned subsidiary that would be included in the consolidated financial statements of another enterprise.

5.             The Transferor or a person acting on its behalf has taken reasonable steps to ensure that the Transferee is aware that the Transferor is relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A.

6.             The Transferor or a person acting on its behalf has furnished, or caused to be furnished, to the Transferee all information regarding (a) the Transferred Owner Trust Certificates and payments thereon, (b) the nature and performance of the [REIT/TRS] Mortgage Loans, (c) the [Note Purchase Agreement/the Loan Repurchase Agreement, the Loan Purchase Agreement and the Loan Participation Agreement], the Agreement and the Trust Estate, and (d) any credit enhancement mechanism associated with the Transferred Owner Trust Certificate, that the Transferee has requested.

Very truly yours,

(Transferor)

By:
Name:
Title:

B-1-3

EXHIBIT B-2

FORM OF TRANSFEREE CERTIFICATE
FOR TRANSFERS OF THE OWNER TRUST CERTIFICATES

[Date]

[CERTIFICATE REGISTRAR]

Re:                               MortgageIT SPV I
owner trust certificates relating to the [REIT/TRS] Sub-Trust
(the “Owner Trust Certificates”)

Ladies and Gentlemen:

                                                   (the “Transferee”) intends to purchase from                                                    (the “Transferor”) the Owner Trust Certificates representing a             % Percentage Interest in the [REIT/TRS] Sub-Trust (the “Transferred Owner Trust Certificates”).  The Owner Trust Certificates, including the Transferred Owner Trust Certificates, were issued pursuant to the Trust Agreement, dated as of August 4, 2004 (the “Agreement”), among MortgageIT, Inc., MortgageIT Holdings, Inc. (together with MortgageIT, Inc., the “Depositors”) and Wilmington Trust Company as Owner Trustee (the “Owner Trustee”).  All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.  The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, and for the benefit of the Depositors, the Owner Trustee and the Transferor, that:

1.             The Transferee is a “qualified institutional buyer” (a “Qualified Institutional Buyer”) as that term is defined in Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “Securities Act’), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2.  The Transferee is aware that the sale to it of the Transferred Owner Trust Certificates is being made in reliance on Rule 144A.  The Transferee is acquiring the Transferred Owner Trust Certificates for its own account or for the account of a Qualified Institutional Buyer, and understands that such Transferred Owner Trust Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

2.             The Transferee has been furnished with all information regarding (a) the Transferred Owner Trust Certificates and payments thereon, (b) the nature and performance of the Notes and the [REIT/TRS] Mortgage Loans, (c) the [Note Purchase Agreement/the Loan Repurchase Agreement, the Loan Purchase Agreement and the Loan Participation Agreement], (d) the Agreement and (e) any credit enhancement mechanism associated with the Transferred Owner Trust Certificates, that it has requested.

B-2-1

3.             The transferee represents that it is not any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the Internal Revenue Code of 1986, as amended (the “Code”), or a Person acting, directly or indirectly, on behalf of any such plan or any Person acquiring such Owner Trust Certificates with “plan assets” of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. §2510.3-101.

4.             The transferee represents that it is not a Non-United States Person.

Very truly yours,

(Transferee)

By:
Name:
Title:

B-2-2

ANNEX 1 TO EXHIBIT B-2

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[for Transferees other than Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”) and [name of Certificate Registrar], as Certificate Registrar, with respect to the Owner Trust Certificates being transferred (the “Transferred Owner Trust Certificates”) as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

1.             As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Owner Trust Certificates (the “Transferee”).

2.             The Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”), because (i) the Transferee owned and/or invested on a discretionary basis $___________ in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

☐                                    Corporation, etc.  The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar statutory trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

☐                                    Bank.  The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Owner Trust Certificate in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

☐                                    Savings and Loan.  The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Owner Trust Certificate in the case of a U.S. savings and loan

B-2-3

association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

☐                                    Broker-dealer.  The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

☐                                    Insurance Company.  The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

☐                                    State or Local Plan.  The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

☐                                    ERISA Plan.  The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

☐                                    Investment Advisor.  The Transferee is an investment advisor registered under the Investment Advisers Act of 1940, as amended.

☐                                    Other.  (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies.  Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

3.             The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.  For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

4.             For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market.  Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee’s direction.  However, such securities were not included if the Transferee is a majority-owned,

B-2-4

consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

5.             The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Owner Trust Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

☐	☐	Will the Transferee be purchasing the Transferred Owner Trust Certificates only for the Transferee’s own
Yes	No	account?

6.             If the answer to the foregoing question is “no”, then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a “qualified institutional buyer” within the meaning of Rule 144A, and the “qualified institutional buyer” status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

7.             The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Transferee’s purchase of the Transferred Owner Trust Certificates will constitute a reaffirmation of this certification as of the date of such purchase.  In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

Print Name of Transferee

By:
Name:
Title:
Date:

B-2-5

ANNEX 2 TO EXHIBIT B-2

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[for Transferees that are Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”) and [name of Certificate Registrar], as Certificate Registrar, with respect to the Owner Trust Certificates being transferred (the “Transferred Owner Trust Certificates”) as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

1.             As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the “Transferee”) or, if the Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”), because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the “Adviser”).

2.             The Transferee is a “qualified institutional buyer” as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as masked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee’s Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee’s Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee’s Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

☐                                    The Transferee owned and/or invested on a discretionary basis $                                 in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

☐                                    The Transferee is part of a Family of Investment Companies which owned in the aggregate $                                 in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.             The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

B-2-6

4.             The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee’s Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee’s Family of Investment Companies, the securities referred to in this paragraph were excluded.

5.             The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

☐	☐	Will the Transferee be purchasing the Transferred Owner Trust Certificates only for the Transferee’s
Yes	No	own account?

6.             If the answer to the foregoing question is “no”, then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a “qualified institutional buyer” within the meaning of Rule 144A, and the “qualified institutional buyer” status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

7.             The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice, the Transferee’s purchase of the Transferred Owner Trust Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Print Name of Transferee or Adviser

By:
Name:
Title:

IF AN ADVISER:

Print Name of Transferee

Date:

B-2-7

EXHIBIT C-1

FORM OF TRANSFER AFFIDAVIT

STATE OF                          )

: ss.:

COUNTY OF                      )

                                                        being duly sworn, deposes, represents and warrants as follows:

1.             I am a                                                         of                                                         (the ”Owner”) a corporation duly organized and existing under the laws of                              , the record owner of MORTGAGEIT SPV I, Owner Trust Certificates (the “Owner Trust Certificates”), on behalf of whom I make this affidavit and agreement.  Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Trust Agreement, dated as of August 4, 2004 (the “Agreement”) among MortgageIT, Inc., MortgageIT Holdings, Inc. and Wilmington Trust Company as owner trustee.

2.             The Owner (i) is and will be a “Permitted Transferee” as of                                       20      and (ii) is acquiring the Owner Trust Certificates for its own account or for the account of another Owner from which it has received an affidavit in substantially the same form as this affidavit.

3.             The Owner is aware that the Certificate Registrar will not register the transfer of any Owner Trust Certificate unless the transferee, or the transferee’s agent, delivers to the Certificate Registrar, among other things, an affidavit in substantially the same form as this affidavit.  The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

4.             The Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Owner Trust Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

5.             The Owner has reviewed the restrictions set forth on the face of the Owner Trust Certificates and the provisions of Section 11.1 of the Agreement under which the Owner Trust Certificates were issued; and that the Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

6.             The Owner will, in connection with any transfer that it makes of the Owner Trust Certificates, obtain from its transferee the representations required by Section 11.1(d) of the Agreement under which the Owner Trust Certificates were issued, or an affidavit in substantially the same form as this affidavit, and will not consummate any such transfer if it knows, or knows facts that should lead it to believe, that any such representations are false.

C-1-1

7.             The Owner will, in connection with any transfer that it makes of the Owner Trust Certificates, deliver to the Trustee an affidavit, that it has no actual knowledge that the proposed transferee is not a “Permitted Transferee”.

8.             The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of the United States or any state thereof or the District of Columbia, or an estate whose income from sources without the United States may be included in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust other than a “foreign trust” as defined in Section 7701(a)(31) of the Code.

IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Vice] President, attested by its [Assistant] Secretary, this             day of                          , 20     .

[OWNER]

By:
Name:
Title: [Vice] President

ATTEST:

By:
Name:
Title: [Assistant] Secretary

Personally appeared before me the above-named , known or proved to me to be the same person who executed the foregoing instrument and to be a [Vice] President of the Owner, and acknowledged to me that [he/she] executed the same as [his/her] free act and deed and the free act and deed of the Owner.

Subscribed and sworn before me this             day of                               , 20     .

Notary Public

County of

State of

My Commission expires:

C-1-2

EXHIBIT C-2

FORM OF TRANSFEROR AFFIDAVIT

STATE OF                          )

: ss.:

COUNTY OF                          )

                               , being duly sworn, deposes, represents and warrants as follows:

1.             I am a                                          of                                                  (the “Owner”), a corporation duly organized and existing under the laws of                          , on behalf of whom I make this affidavit.

2.             The Owner understands that the Purchaser has delivered to the Certificate Registrar a transfer affidavit and agreement in the form attached as Exhibit C-1 to the Trust Agreement.  The Owner does not know or believe that any representation contained therein is false.

3.             Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Trust Agreement, dated as of August 4, 2004 (the “Trust Agreement”) among MortgageIT, Inc., MortgageIT Holdings, Inc. and Wilmington Trust Company, as Owner Trustee.

IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Vice] President, attested by its [Assistant] Secretary, this             day of                           , 20      .

[OWNER]

By:
Name:
Title: [Vice] President

ATTEST:

By:
Name:
Title: [Assistant] Secretary

Personally appeared before me the above-named                            , known or proved to me to be the same person who executed the foregoing instrument and to be a [Vice] President of the Owner, and acknowledged to me that [he/she] executed the same as [his/her] free act and deed and the free act and deed of the Owner.

C-2-1

Subscribed and sworn before me this            day of                              , 20     .

Notary Public

County of

State of

My Commission expires:

C-2-2